UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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EVOLENT HEALTH, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2026 PROXY STATEMENT

AND

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

Thursday, June 4, 2026

10:00 a.m., Eastern Time

Dear Fellow Stockholders,

Thank you for your continued investment in Evolent. It is my privilege to serve as Chair of Evolent’s Board of Directors. On behalf of the full Board, we remain firmly committed to representing your interests through active, independent oversight and disciplined governance.

2025 was a challenging year for healthcare services companies. Elevated medical cost trends, policy changes, and increased scrutiny of the health insurance industry placed significant pressure on many of our customers, including both public and private payors. In response to this environment, demand for solutions that effectively manage high-cost specialty medical spend while maintaining high-quality care has intensified. Against this backdrop, Evolent delivered the strongest year of new business wins in its history. We also enhanced our contracting model to better protect against utilization volatility.

Strategically, the Company is focused on further improving profitability, strengthening our capital structure, and delivering measurable outcomes for customers we serve. We continue to streamline our cost structure and improve operating efficiency, including further advancement of our acquired Machinify platform, which we are using to expand AI-driven automation of workflow. We also realigned our organization to focus on higher-priority growth areas, while maintaining strong employee engagement. All of our successes reflect the hard work and dedication of our approximately 4,410 talented employees.

During the year, we took important steps to strengthen our balance sheet and increase financial flexibility. We successfully refinanced our 2025 convertible notes, extending our next significant debt maturity to December 2029. In addition, we completed the sale of Evolent Care Partners and used the proceeds to reduce senior debt and lower interest expense. In this dynamic environment, the Board continues to actively evaluate opportunities to enhance long-term stockholder value.

We also continue to strengthen the Company’s leadership team to support its next phase of growth. We began 2026 by welcoming Mario Ramos as Chief Financial Officer, bringing valuable experience in risk-based care and the broader healthcare ecosystem. We have further enhanced our leadership capabilities with the addition of a new Chief Product Officer. The Board remains committed to thoughtful refreshment and strong corporate governance. In 2025, we welcomed three new independent directors including Brendan Springstubb, Shawn Guertin, and Jill Smith, each of whom brings critical expertise aligned with our strategic direction. We also want to extend our sincere appreciation to Cheryl Scott for her decade of unwavering leadership and service to the Company, including her tenure as Chair of the Board.

On behalf of the Board of Directors, thank you for your continued support of Evolent. We remain focused on delivering measurable clinical and financial outcomes for our customers while creating value for our stockholders over the long term.

Sincerely,

Richard Jelinek

Chair of the Board of Directors

Evolent Health, Inc.

EVOLENT HEALTH, INC. 1812 N. Moore Street, Suite 1705 Arlington, VA 22209

NOTICE OF ANNUAL MEETING

OF STOCKHOLDERS

to be held on June 4, 2026

Date & Time: Thursday, June 4, 2026, 10:00 a.m., Eastern Time	Virtual Information: https://edge.media-server.com/mmc/p/7c5zxrkf password: evolent2026	Record Date: April 9, 2026

Dear Stockholder:

You are invited to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Evolent Health, Inc. (the “Company”), a Delaware corporation, which will be held on Thursday, June 4, 2026, at 10:00 a.m., Eastern Time. The Annual Meeting will be held for the following purposes:

1.	To elect ten director nominees named in the proxy statement to serve on our Board of Directors;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.	To approve the compensation of our named executive officers for 2025 on an advisory basis; and

4.	To approve an amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan.

In addition, stockholders may be asked to consider and vote upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

We have determined that the Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (for a portion of the meeting) from any location via the Internet at https://edge.media-server.com/mmc/p/7c5zxrkf. The password for the Annual Meeting is “evolent2026”. To participate (e.g., submit questions and/or vote), you will need the control number provided on your proxy card, voting instruction form or notice.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

Our Board of Directors has fixed the close of business on April 9, 2026, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

We make proxy materials available to our stockholders on the Internet. You can access proxy materials at https://ir.evolent.com/Annual-Reports-and-Proxy-Statements. You also may authorize your proxy via the Internet by following the instructions on that website. In order to authorize your proxy via the Internet you must have the control number that appears on the enclosed proxy card.

By Order of our Board of Directors,

Jonathan D. Weinberg

General Counsel and Secretary

Arlington, VA

April 24, 2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on June 4, 2026

This proxy statement and our 2025 Form 10-K are available at

https://ir.evolent.com/Annual-Reports-and-Proxy-Statements

You may request and receive a paper or email copy of our proxy materials relating to the Annual Meeting and any future stockholder meetings free of charge by emailing proxymaterials@evolent.com, calling 1-844-246-2928, or visiting https://ir.evolent.com/Annual-Reports-and-Proxy-Statements

EVOLENT HEALTH, INC. 1812 N. Moore Street, Suite 1705 Arlington, VA 22209

PROXY STATEMENT

FOR OUR 2026 ANNUAL MEETING

OF STOCKHOLDERS

to be held on June 4, 2026

These proxy materials are being made available in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Evolent Health, Inc., a Delaware corporation, for use at our 2026 annual meeting of stockholders (the “Annual Meeting”) to be held on Thursday, June 4, 2026, at 10:00 a.m., Eastern Time, in a virtual meeting format only, via the Internet at https://edge.media-server.com/mmc/p/7c5zxrkf (password “evolent2026”) or at any postponement or adjournment of the Annual Meeting. There is no physical location for the Annual Meeting. Stockholders will be able to view the Rules of Conduct for the Annual Meeting at https://ir.evolent.com/Annual-Reports-and-Proxy-Statements, and submit questions, at https://edge.media-server.com/mmc/p/7c5zxrkf (password “evolent2026”) on the day of the Annual Meeting, through the conclusion of the question and answer session that follows.

Distribution of this proxy statement and a proxy card to stockholders is scheduled to begin on or about April 24, 2026, which is also the date by which these materials will be posted. We encourage stockholder participation in the Annual Meeting, which we have designed to promote stockholder engagement. Stockholders will be permitted to ask questions on the ballot items during the Annual Meeting, and on other subjects in a question and answer session that will begin at the conclusion of the Annual Meeting. You will also be able to listen to the proceedings and cast your vote online.

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this proxy statement and our Annual Report for the fiscal year ended December 31, 2025 (the “Annual Report”) available to our stockholders electronically via the Internet at https://ir.evolent.com/Annual-Reports-and-Proxy-Statements. On or about April 24, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”), containing instructions on how to access this proxy statement and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them pursuant to the instructions provided in the Internet Notice. The Internet Notice instructs you on how to access and review all of the important information contained in this proxy statement.

References in this proxy statement to “we,” “us,” “our,” “ours,” “Evolent,” and the “Company” refer to Evolent Health, Inc., unless the context otherwise requires.

Evolent Health, Inc. Proxy Statement 2026	1

PROXY STATEMENT HIGHLIGHTS

This summary highlights selected information in this proxy statement — please review the entire document before voting.

Annual Meeting Information

•	Thursday, June 4, 2026, at 10:00 a.m., Eastern Time.

•	Via a live audio-only webcast at https://edge.media-server.com/mmc/p/7c5zxrkf (password “evolent2026”). There is no physical location for the Annual Meeting.

•	The record date is April 9, 2026.

All of our Annual Meeting materials are available in one place at https://ir.evolent.com/Annual-Reports-and-Proxy-Statements. There, you can download electronic copies of our Annual Report and proxy statement.

Voting Items	Recommendation
Item 1
Election of directors	Our ten director nominees bring a valuable mix of skills and qualifications to our Board of Directors	✔	FOR 5 - 10

Item 2
Ratify the appointment of the Company’s independent registered public accounting firm for 2026	Based on its recent evaluation, our Audit Committee believes that the retention of Deloitte & Touche LLP is in the best interests of the Company and its stockholders	✔	FOR 25 - 26

Item 3
Say on pay—an advisory vote on the approval of the Company’s executive compensation	Our executive compensation program reflects our commitment to paying for performance and reflects feedback received from stockholder outreach	✔	FOR 62

Item 4
Approve the proposed Amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan	Our Board has determined it is in the best interests of the Company and our stockholders to increase the number of shares available for future awards	✔	FOR 63 - 70

2025 Performance Highlights

Below are selected highlights of our financial and operational performance for the year ended December 31, 2025:

Revenue	Average Unique Members(1)	Adjusted EBITDA(2)
$1,876.2 million	40.4 million	$151.2 million

(1)	See Appendix A for the definition of Average Unique Members.

(2)

Non-GAAP measure, see Appendix A for definition and reconciliation to net loss attributable to common shareholders of Evolent Health, Inc. Net loss attributable to common shareholders of Evolent Health, Inc. was $(579.4) million for the year ended December 31, 2025.

2	Evolent Health, Inc. Proxy Statement 2026

Proxy Statement Highlights

Governance Evolution

We are committed to establishing and maintaining strong corporate governance practices that reflect high standards of ethics and integrity and promote long-term stockholder value. Since the beginning of 2020, the Board has continued to evolve our governance practices and has directly incorporated feedback from our stockholders into the decision-making process. Feedback from our investors was shared with our full Board and directly informed implementation of the following key governance enhancements over the past four years:

Refreshment of board leadership, including the Independent Board Chair;

Removal of remaining supermajority vote requirements for charter and by-law amendments;

Transitioned to a fully declassified Board; and

Independent Board Chair with delineated duties.

Board Leadership

Mr. Richard Jelinek became the Independent Chair of our Board of Directors (the “Independent Board Chair”) in June 2025. As part of our ongoing commitment to strong and accountable corporate governance practices, the Nominating and Governance Committee of the Board (the “Nominating and Governance Committee”) regularly reviews the leadership structure of the Board, taking into account the Company and its needs, market practices, board skills and experiences, investor feedback, and corporate governance perspectives, among other things.

2025 Compensation Program Highlights

Our executive compensation program is designed to enable high performance and generate results that will create value for our stockholders. We structure compensation to pay for performance, and reward our executives with equity in the Company in order to align their interests with the interests of our stockholders and allow our executives to share in our stockholders’ success, which we believe continues to drive a performance culture, sustains morale and attracts, motivates and retains top executive talent.

Compensation Mix (1)

CEO: Target Pay	Other NEOs: Target Pay

Other Comp
0.1%
Salary
6%
Target Annual
Bonus
6%
RSUs
20%
Performance-Based Compensation
PSUs
68%

(1)

Consists of 2025 base salary (as reported in the Salary column of the 2025 Summary Compensation Table), 2025 target annual incentive opportunity, the grant date fair value of long-term incentive awards granted in 2025 (as reported in the Stock Awards column of the 2025 Summary Compensation Table) and other compensation (as reported in the All Other Compensation column of the 2025 Summary Compensation Table).

Evolent Health, Inc. Proxy Statement 2026	3

Proxy Statement Highlights

The primary elements of our fiscal year 2025 executive compensation program are base salary, annual bonuses, equity incentive awards and employee benefits. Our Board’s Compensation Committee (the “Compensation Committee”) reviews and approves our executive compensation program, and maintains the discretion to adjust awards and amounts paid to our executive officers as it deems appropriate. We believe our named executive officers (“NEOs”) are compensated in a manner consistent with our strategy, evolving compensation best practices and alignment with stockholders’ interests.

Below is a more detailed summary of evolving best practices that we have implemented with respect to the 2025 compensation of our NEOs because we believe they support our compensation philosophy and are in the best interests of our Company and our stockholders.

What We Do

Strong emphasis on performance-based compensation, with a significant portion of NEO compensation tied to objective Company performance measures

Mix of compensation that emphasizes both short-term and long-term incentives

  PSU grants that may be earned based on the Company’s total shareholder return (TSR) relative to the TSR of the companies that comprise the S&P SmallCap 600 Index to better align our pay with our Company’s sustained financial and operating performance and stockholders’ interests

Significant stock ownership and holding restrictions for NEOs

Market-aligned change in control and severance agreements for certain executives, with double trigger change in control acceleration provisions

Benchmarking against a thoughtfully assembled and representative peer group as well as reference to additional comparative data when appropriate

Acceleration of equity in connection with a termination of employment conditioned upon a release of claims and compliance with restrictive covenants

Compensation decisions for NEOs made by an independent compensation committee advised by an independent compensation consultant

Annual compensation program risk assessment

Annual say-on-pay vote

At-will employment for NEOs

What We Don’t Do

No incentives that encourage excessive risk-taking

No guaranteed incentive awards for executives

No excise or other tax gross ups on change in control payments

No perquisites for NEOs

No hedging, pledging or short sales of Company stock

No “single-trigger” change in control acceleration of equity awards

No dividend equivalent rights on unvested restricted stock units or options

No taking account of material non-public information when determining timing and terms of awards

4	Evolent Health, Inc. Proxy Statement 2026

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board is elected annually by stockholders to oversee the Company’s business and strategy. The Nominating and Governance Committee is responsible for identifying, reviewing and recommending to the Board individuals for election to the Board. Our Board currently consists of ten members with terms expiring at the Annual Meeting.

Upon unanimous recommendation by the Nominating and Governance Committee, the Board proposes that the following nominees, Toyin Ajayi, MD, Craig Barbarosh, Seth Blackley, Russell Glass, Peter Grua, Shawn Guertin, Richard Jelinek, Kim Keck, Jill Smith and Brendan Springstubb, be elected for new one-year terms and until their successors are duly elected and qualified. All of the nominees are current directors standing for election. Each of the nominees has consented to serve if elected. If any of them becomes unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxy holders will vote for the substitute nominee designated by the Board. There is no limit on the number of terms a director may serve on our Board.

Proposal 1: Election of Directors

Director/Nominee Skills Matrix	Ajayi	Barbarosh	Blackley	Glass	Grua	Guertin	Jelinek	Keck	Smith	Springstubb

Risk Oversight/Management Experience allows the Board to oversee and understand the most significant risks facing the Company

Healthcare Industry Experience is critical for understanding and overseeing the Company’s strategy and challenges

Financial Expertise/Literacy adds value in oversight of our financial reporting and internal controls

Executive Experience supports our management team through relevant advice and leadership

Technology Expertise brings value in overseeing innovative technology developments of our platform, as well as cybersecurity and data privacy

ESG Expertise allows the Board to assess and consider adopting environmental, social and governance practices and interact effectively with stakeholders

Government/Regulatory/Public Policy Expertise adds value to the oversight of regulated aspects of our business and general industry developments

Evolent Health, Inc. Proxy Statement 2026	5

Proposal 1: Election of Directors

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TEN DIRECTOR NOMINEES NAMED BELOW.

Directors Standing for Election

Independent Director CEO and Co-Founder of Cityblock Director Since July 2023 Other Public Boards None	Toyin Ajayi, MD, Age 45

Toyin Ajayi has served as the chief executive officer of Cityblock, a company focused on enabling a path to healthier communities through a digitally enabled, integrated primary care, behavioral health and social service delivery model for Medicaid and dually eligible populations with complex needs, since March 2022. Dr. Ajayi, who co-founded Cityblock, previously served as the company’s president from September 2017 through March 2022. Prior to Cityblock, Dr. Ajayi was the chief medical officer of Commonwealth Care Alliance, a nationally renowned integrated health plan and care delivery system for individuals eligible for both Medicare and Medicaid. Dr. Ajayi holds a Bachelor of Arts degree from Stanford University, a Doctor of Medicine from King’s College London School of Medicine and a master’s degree from the University of Cambridge.

Qualifications: We believe that Dr. Ajayi is qualified to serve on our Board because of her extensive healthcare industry experience, including as a CEO of Cityblock. Skills:

Independent Director Senior Managing Director, CommonWealth Partners LLC Director Since December 2020 Other Public Boards Sabra Health Care REIT, Inc. (NASDAQ:SBRA)	Craig Barbarosh, Age 58

Craig Barbarosh has served as a senior managing director at CommonWealth Partners LLC since October 2023. Prior to this role he served as a partner at the law firm of Katten Muchin Rosenman LLP from 2012 to January 2023. From 1999 until joining Katten, Mr. Barbarosh was a partner at another international law firm. Mr. Barbarosh served as the Chairman of the Board of Directors of Lifecore Biomedical, Inc. (NASDAQ: LFCR) and was an independent director there from October 2019 through August 2024. Mr. Barbarosh is currently the Chair of the Audit Committee and a member of the Compensation Committee for Sabra Health Care REIT, Inc. (NASDAQ: SBRA). He previously served as the Vice Chairman of the Board of Directors of Nextgen Healthcare, Inc. (NASDAQ: NXGN) from November 2015 through August 2022, and was Chairman of the Compensation Committee and a member of the Nominating and Governance Committee of Nextgen Healthcare, Inc., a board he served on from 2009 until November 2023. He previously served as an independent director on the Boards of Directors of Aratana Therapeutics, Inc., BioPharmX, Inc. and Bazaarvoice, Inc. Mr. Barbarosh also served as the independent board observer for Payless Holdings, LLC and as an independent director for Ruby Tuesday Inc. He holds his J.D. (with honors) from the University of the Pacific, McGeorge School of Law and earned his B.A. in Business Economics from the University of California at Santa Barbara.

Qualifications:

We believe that Mr. Barbarosh is qualified to serve on our Board because of his healthcare industry knowledge and experience as a business leader and public company board member.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

6	Evolent Health, Inc. Proxy Statement 2026

Proposal 1: Election of Directors

Non-Independent Director Chief Executive Officer, Evolent Health, Inc. Director Since April 2018 Other Public Boards None	Seth Blackley, Age 47

Seth Blackley, our co-founder, has served as our Chief Executive Officer since October 2020, and served as our President from August 2011 until his promotion. Prior to co-founding the Company, Mr. Blackley was the Executive Director of Corporate Development and Strategic Planning at The Advisory Board from June 2007 to August 2011. From 2014 to 2016, Mr. Blackley served on the board of directors of Advanced Practice Strategies. Mr. Blackley currently serves on the board of directors of PerfectServe, a clinical collaboration platform that enables secure messaging, smart call routing, and provider scheduling to help clinicians connect faster. Mr. Blackley began his career as an analyst in the Washington, D.C. office of McKinsey & Company. Mr. Blackley holds a Bachelor of Arts degree in business from The University of North Carolina at Chapel Hill, and a Master of Business Administration from Harvard Business School.

Qualifications:

We believe that Mr. Blackley is qualified to serve on our Board because of his extensive experience in finance, strategy and operations, especially in the field of healthcare, and his extensive knowledge in all aspects of our business.

Skills:

Independent Director Former CEO, Headspace Director Since February 2024 Other Public Boards None	Russell Glass, Age 50

Russell Glass served as CEO of Headspace from October 2021 through July 2024. Prior to that, he held multiple CEO roles, most recently at Ginger, an on-demand mental health platform that merged with Headspace in 2021, resulting in the creation of an end-to-end digital mental health platform. In addition, Mr. Glass founded and served as the CEO and president of Bizo, a B2B marketing and data platform, which he sold to LinkedIn in 2014. Following the sale of Bizo, Mr. Glass became a product vice president at LinkedIn, where he delivered industry-leading solutions to help marketers get to the right professionals while improving the online experience of LinkedIn members. He holds a Bachelor of Science in Engineering and Economics from Duke University.

Qualifications:

We believe that Mr. Glass is qualified to serve on our Board because of his extensive experience in healthcare technology innovation and artificial intelligence including as the former CEO of Headspace.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

Evolent Health, Inc. Proxy Statement 2026	7

Proposal 1: Election of Directors

Independent Director Managing Partner, HLM Venture Partners Director Since January 2020 Other Public Boards None	Peter Grua, Age 72

Peter Grua is currently a Managing Partner at HLM Venture Partners (“HLM”), a venture capital investment firm, where his investment activities focus on health services, medical technologies and healthcare information technologies. Prior to joining HLM in 1992, Mr. Grua was a Managing Director at Alex Brown & Sons, an investment banking firm, where he directed research in healthcare services and managed care. Mr. Grua was previously a director at The Advisory Board Company and Welltower Inc. (formerly Health Care REIT, Inc.), and currently serves as a director at numerous companies including Oceans Healthcare LLC, MyTown Health, and Linkwell Health, Inc. Mr. Grua holds a bachelor’s degree from Bowdoin College and a master’s degree in business administration from the Columbia University Graduate School of Business.

Qualifications:

We believe Mr. Grua is qualified to serve on our Board because of his extensive industry experience, including as an investment professional in the medical technologies and healthcare information technologies spaces.

Skills:

Independent Director Former Executive Vice President and Chief Financial Officer, CVS Health Director Since June 2025 Other Public Boards None	Shawn Guertin, Age 62

Shawn Guertin served as the Executive Vice President and Chief Financial Officer at CVS Health Corporation from May 2021 to October 2023 and remained with CVS Health through May 2024. From January 2014 to May 2019, Mr. Guertin served as the Executive Vice President, Chief Financial Officer and Chief Enterprise Risk Officer at Aetna, Inc. (“Aetna”), and as the Senior Vice President, Chief Financial Officer and Chief Enterprise Risk Officer from February 2013 to January 2014. Prior to that role, Mr. Guertin served as the Head of Business Segment Finance at Aetna from April 2011 to February 2013. Previously, Mr. Guertin held several leadership roles at Coventry Health Care from January 1998 to December 2009, including Chief Financial Officer and Treasurer from January 2005 to December 2009. Mr. Guertin previously served on the board of directors of DaVita Inc., from September 2020 to May 2021 and TriNet Group, Inc. from January 2020 to May 2021. Mr. Guertin currently serves on the board of directors and Audit Committee of Aledade, a company focused on value-based care enablement with an emphasis on the MSSP and Medicare Advantage programs. He received a B.A. in Mathematics from Boston University.

Qualifications:

We believe that Mr. Guertin is qualified to serve on our Board because of his extensive industry experience, including as the former EVP and CFO of CVS Health and prior public company board experience.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

8	Evolent Health, Inc. Proxy Statement 2026

Proposal 1: Election of Directors

Independent Board Chair Evolent Health, Inc. Managing Partner, Czech One Capital Partners Director Since June 2023 Other Public Boards None	Richard Jelinek, Age 60

Richard Jelinek has served as Managing Partner at Czech One Capital Partners since May 2020. From November 2018 to May 2022, Mr. Jelinek served as Executive Vice President of CVS Health Corporation. Previously, Mr. Jelinek was Executive Vice President at Aetna from November 2015 to November 2018. Mr. Jelinek previously served on the Board of Directors of Altimar Acquisition Corp. III and Altimar Acquisition Corp II. He received a B.A. in Business Administration from the University of Southern California and an MBA and MHSA from the University of Michigan.

Qualifications:

We believe that Mr. Jelinek is qualified to serve on our Board because of his extensive experience in the healthcare industry, particularly within the health insurance payer community and as a private equity investor in the healthcare space.

Skills:

Independent Director President and Chief Executive Officer, Blue Cross Blue Shield Association Director Since January 2021 Other Public Boards None	Kim Keck, Age 62

Kim Keck has served as the President and CEO of Blue Cross Blue Shield Association since January 2021. From June 2016 to December 2020, Ms. Keck served as the President and Chief Executive Officer of Blue Cross Blue Shield of Rhode Island. Previously, Ms. Keck held several leadership roles at Aetna from 2001 to 2016, including Senior Vice President from 2010 to 2016. Ms. Keck serves on the Board of Directors of Blue Cross Blue Shield Association and previously served on the Board of Directors of Oak Street Health, Inc. She received a B.A. in Mathematics from Boston College and an MBA in Finance from the University of Connecticut and is a Chartered Financial Analyst.

Qualifications:

We believe that Ms. Keck is qualified to serve on our Board because of her extensive experience in the healthcare industry, particularly within the health insurance payer community.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

Evolent Health, Inc. Proxy Statement 2026	9

Proposal 1: Election of Directors

Independent Director

Former CEO and President,

Allied Minds plc

Director Since

December 2025

Other Public Boards

Check Point Software

Technologies Ltd.

(NASDAQ:CHKP)

MDA Space Ltd. (TSX:MDA)

Securitas AB (STO:SECU-B)

Jill Smith, Age 67

Jill Smith brings more than 25 years of experience as a business leader, including 17 years as chief executive officer of private and public technology companies and over a decade as an independent director. Most recently, Ms. Smith was President and Chief Executive Officer of Allied Minds plc, a technology commercialization company, from March 2017 to June 2019, and prior to that was Chairman, Chief Executive Officer and President of DigitalGlobe Inc., a global provider of satellite imagery products and services. Ms. Smith started her career as a consultant at Bain & Company, where she rose to Partner. She subsequently joined Sara Lee as Vice President, and went on to serve as President and Chief Executive Officer of eDial, a VoIP collaboration company, and of SRDS, a business-to-business publishing firm. She also served as Chief Operating Officer of Micron Electronics, and co-founded Treacy & Company, a consulting and boutique investment business. Ms. Smith has served as a director of Securitas AB since May 2025, Check Point Software Technologies Ltd since November 2023 and MDA Space Ltd since March 2021. She previously served as a director of other public and private companies, including, in healthcare, R1 RCM, Inc and Endo International.

Qualifications:

We believe that Ms. Smith is qualified to serve on our Board because of her extensive career in technology, leadership and corporate governance, including as the Chief Executive Officer of multiple technology companies.

Skills:

Independent Director Principal, Bedell Canyon LLC Director Since February 2025 Other Public Boards None	Brendan Springstubb, Age 42

Brendan Springstubb has served as a Principal of Bedell Canyon LLC since June 2020. From March 2013 through June 2020, Mr. Springstubb served as a Principal at Engaged Capital, LLC. Prior to 2013, Mr. Springstubb previously held multiple roles at Relational Investors, LLC. He previously served on the Board of Directors of SunOpta, Inc., where he was the Chair of the Compensation Committee. Mr. Springstubb holds a master’s degree from Johns Hopkins University in biotechnology and a bachelor’s degree in molecular biology and economics from Pomona College. He is a CFA Charterholder and a Certified Financial Risk Manager.

Qualifications:

We believe Mr. Springstubb is qualified to serve on our Board because of his more than 20 years of experience investing in healthcare companies and his experience working with public companies on strategy, investor communications and value creation.

Skills:

Skills Key
	Risk Oversight	Healthcare	Finance	Executive	Technology	ESG	Govt/Regulatory

10	Evolent Health, Inc. Proxy Statement 2026

DIRECTOR COMPENSATION

Our non-employee director compensation is designed to attract, retain and compensate highly-qualified directors by providing them with competitive compensation and an equity interest in our Company to align their interests with those of our stockholders.

Each of our non-employee directors received the following, on a pro-rated basis where applicable, as compensation for services as a director during 2025: an annual cash retainer of $80,000 and an annual grant of RSUs with a grant-date fair value of $180,000. In addition, the chair of our Audit Committee received an additional annual cash retainer of $25,000, the chair of our Compensation Committee received an additional annual cash retainer of $20,000, and the chairs of our Compliance and Regulatory Affairs Committee, our Nominating and Governance Committee and our Strategy Committee received an additional annual cash retainer of $15,000. The members of our Audit Committee received an additional annual cash retainer of $10,000 and the members of our Compensation Committee, our Compliance and Regulatory Affairs Committee, our Nominating and Governance Committee, and our Strategy Committee received an additional cash retainer of $7,500. Our Independent Board Chair received an additional cash retainer of $150,000 on the day of the 2025 Annual Meeting. The equity awards granted to our non-employee directors were made pursuant to the 2015 Plan (the terms of which are summarized below) and vest on the earlier of the first anniversary of grant and the date of the Company’s Annual Meeting subject generally to continued service through such date.

The Compensation Committee is responsible for reviewing the compensation for non-employee directors and making recommendations to the Board for its approval. As part of its most recent review, the Compensation Committee received information on compensation provided to non-employee directors at a peer group of companies and recommended changes to our director compensation program, which were approved by the Board in April 2025 and June 2025 and went into effect following the 2024 Annual Meeting. In April 2025, the Board approved an increase to the additional annual cash retainer for the Independent Board Chair from $100,000 to $150,000 and increased the cash retainer for members of our Compliance and Regulatory Affairs Committee, our Nominating and Governance Committee, and our Strategy Committee from $5,250 to $7,500.

The Company currently anticipates that its non-employee directors will receive annual equity grants on the date of the annual stockholder meeting and any future directors elected other than at the annual meeting will receive a pro-rated grant upon joining our Board and thereafter on the same schedule as other directors.

Evolent Health, Inc. Proxy Statement 2026	11

Director Compensation

The table below details the compensation of our directors during 2025:

Director(1)	Fees Earned or Paid in Cash	Stock Awards (2)(9)	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total Director Compensation

Toyin Ajayi, MD	$102,500	$180,000	$—	$—	$—	$—	$282,500

Craig Barbarosh	102,500	180,000	—	—	—	—	282,500

M. Bridget Duffy, MD(3)	—	—	—	—	—	—	—

Russell Glass	95,000	180,000	—	—	—	—	275,000

Peter Grua	100,000	180,000	—	—	—	—	280,000

Shawn Guertin	90,000	180,000	—	—	—	—	270,000

Diane Holder(4)	—	—	—	—	—	—	—

Richard Jelinek(5)	245,000	180,000	—	—	—	—	425,000

Kim Keck	112,500	180,000	—	—	—	—	292,500

Cheryl Scott(6)	102,500	180,000	—	—	—	—	282,500

Jill Smith(7)	—	—	—	—	—	—	—

Brendan Springstubb(8)	133,417	240,000	—	—	—	—	373,417

(1)

As permitted by SEC Rules, Seth Blackley, Chief Executive Officer, is not included in this table because he is an employee of the Company and receives no additional compensation for service as a director. The compensation received by Mr. Blackley as an employee is shown in the Summary Compensation Table.

(2)

Amounts in this column represent the grant date fair value of the RSU awards computed in accordance with FASB ASC Topic 718 and reflect an estimate of the grant date fair value of RSU grants made during the 2025 fiscal year, rather than amounts paid to or realized by the non-employee directors. The RSUs vest on the earlier of June 5, 2026, and the date of the Company’s Annual Meeting, subject in each case to continued service through the vesting date. See Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for a discussion of the assumptions used in valuation of the RSU awards.

(3)	M. Bridget Duffy, MD retired from the Board in February 2025.

(4)	Diane Holder did not stand for election at the 2025 Annual Meeting.

(5)	Richard Jelinek became our Independent Board Chair at the 2025 Annual Meeting.

(6)	Cheryl Scott retired from the Board in December 2025. She served as our Independent Board Chair through the 2025 Annual Meeting.

(7)

On January 2, 2026, Jill Smith received a cash retainer of $40,000 and stock awards of $90,000 (23,137 restricted stock units) due to her election to the Board in December 2025. These figures represent a pro-rata portion of the $80,000 annual cash retainer and annual grant of RSUs with a grant date value of $180,000 paid to non-employee directors in respect to the period from her election to the Board until payment of the annual non-employee director compensation in June 2026. These restricted stock units will vest at the Annual Meeting.

(8)

Brendan Springstubb received a cash retainer of $26,667 and stock awards of $60,000 (6,842 restricted stock units) upon his election to the Board in February 2025, representing a pro-rata portion of the $80,000 annual cash retainer and annual grant of RSUs with a grant date value of $180,000 paid to non-employee directors in respect to the period from his election to the Board until payment of the annual non-employee director compensation in June 2025. These restricted stock units vested at the 2025 Annual Meeting.

12	Evolent Health, Inc. Proxy Statement 2026

Director Compensation

(9)	The following table shows the aggregate number of equity awards granted for each director (other than Mr. Blackley) outstanding as of December 31, 2025:

Director	RSUs Outstanding

Toyin Ajayi, MD	21,979

Craig Barbarosh	21,979

Russell Glass	21,979

Peter Grua	21,979

Shawn Guertin	21,979

Richard Jelinek	21,979

Kim Keck	21,979

Jill Smith	—

Brendan Springstubb	21,979

Director RSUs under the 2015 Plan

As reported in the Director Compensation Table above, in 2025, we granted an award of RSUs to each of our non-employee directors serving at the 2025 Annual Meeting. The RSUs cliff vest on the earlier of June 5, 2026, and the date of our Annual Meeting, subject to the director’s continued service through the vesting date.

Absent a Change in Control (as defined above in “Restricted Stock Unit Awards and Stock Options under the 2015 Plan”), upon a termination of service with the Board for any reason prior to the vesting date, the director’s RSU award is forfeited. Under the terms of the 2015 Plan, any non-employee director unvested RSUs will vest upon termination of the director’s services without Cause (as defined above in “-Restricted Stock Unit Awards and Stock Options under the 2015 Plan”) on or within 12 months following a Change in Control.

Non-Employee Director Stock Ownership Guidelines

To further align the long-term interests of our executives and our stockholders, in 2020, we adopted stock ownership guidelines applicable to our directors. The guidelines require non-employee directors to maintain beneficial ownership of shares of our common stock at five times the annual cash retainer (measured in market value). Our directors have five years from the effective date of their respective election or appointment to satisfy these stock ownership guidelines.

Evolent Health, Inc. Proxy Statement 2026	13

CORPORATE GOVERNANCE AND BOARD STRUCTURE

Corporate Governance Highlights

The Board continues to evaluate the Company’s corporate governance policies and practices to ensure that the right mix of directors are represented in our boardroom to best serve our stockholders by ensuring effective oversight of our strategy and management.

Board Composition	Board Performance

•

Independent Board Chair with delineated duties

•

All Board committees consist solely of independent members

•

Independent committee chairs

•

Executive sessions of independent directors at each full Board meeting

•

Board and committees may engage outside advisers independently of management

•

Oversight of key human capital issues, including executive succession planning

•

Annual Board, committee and director evaluations

•

Commitment to continuing director education

•

Oversight of key risk areas and certain aspects of risk management efforts

Policies, Programs and Guidelines	Stockholder Rights

•

Robust stock ownership guidelines for executives and directors

•

Compensation clawback policy

•

Comprehensive Code of Business Conduct and Ethics

•

Prohibition on hedging and pledging for any officers or directors

•

Fully declassified Board

•

No supermajority vote requirements

•

Market standard proxy access by-law

•

Directors elected by majority voting except in contested elections

•

No stockholder rights plan or “poison pill”

We are committed to operating our business under strong and accountable corporate governance practices. Our committee charters, Code of Business Conduct and Ethics and Corporate Governance Guidelines are available on the Investor Relations page on our website at www.evolent.com. Any stockholder also may request them in print, without charge, by contacting our Secretary at Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209.

14	Evolent Health, Inc. Proxy Statement 2026

Corporate Governance and Board Structure

Stockholder Engagement

Our Board recognizes the importance of regular, two-way dialogue with our investors. Feedback from Evolent’s stockholders is integral to the Board’s decision-making process. Our investor relations team and members of management regularly communicate with our stockholders, including in connection with quarterly earnings calls, analyst meetings and investor and industry conferences. In 2025, we participated in a number of activities throughout the year that provided the opportunity to communicate our strategy to stockholders and listen to a diverse set of opinions. A sample of such activities in 2025 included participation in the following:

Q1	Q2	Q3	Q4

•

JP Morgan 43rd Annual Healthcare Conference

•

Cowen 45th Annual Healthcare Conference

•

Oppenheimer 35th Annual Healthcare MedTech & Services Conference

•

KeyBanc Capital Markets Virtual Healthcare Forum

•

RBC’s 2025 Healthcare Conference

•

William Blair 45th Annual Growth Stock Conference

•

20th Annual Needham Technology, Media, & Consumer 1x1 Conference

•

Citizens JMP Medical Devices and Healthcare Services Forum

		• Canaccord Genuity 45th Annual Growth Conference	• Stephens NASH2025 Investment Conference • UBS Global Healthcare Conference • Furey Research Partners Hidden Gems Conference • Piper Sandler & Co. 37th Annual Healthcare Conference

In these conversations with stockholders, we discussed Evolent’s strategy & performance, Board, and corporate governance, including our executive compensation program. During these conversations, our Board and management team gained valuable perspective from our investors on these topics. This feedback from our investors was shared with our full Board and informed our continued Board refreshment, which included the addition of Jill Smith, Brendan Springstubb and Shawn Guertin as our newest Board members.

We value each conversation we have with our investors as we continue to enhance our practices related to corporate governance, executive compensation and ESG. We look forward to facilitating ongoing dialogue with our investors in 2026 and beyond.

Board Leadership Structure

We have had an Independent Board Chair since June 2022. Mr. Richard Jelinek, who joined the Board as an independent director in 2023, became our Independent Board Chair at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”). As part of our ongoing commitment to strong and accountable corporate governance practices, the Nominating and Governance Committee regularly reviews the leadership structure of the Board, taking into account the Company and its needs, market practices, board skills and experiences, investor feedback and corporate governance perspectives, among other things. The Board believes it is in the best interests of the Company and its stockholders for the Board to have flexibility in determining the Board leadership structure of the Company based on these factors.

The Board believes that having a strong Independent Board Chair and independent committee chairs provides an effective balance between strong Company leadership and independent oversight. The Board is committed to continuously evaluating this structure to ensure that it promotes effective governance.

Evolent Health, Inc. Proxy Statement 2026	15

Corporate Governance and Board Structure

Board of Directors Meetings and Committees

The Board met twelve times during 2025. Each incumbent member of the Board attended 75% or more of the meetings of the Board and of the committees on which he or she served that were held during the period for which he or she was a director or committee member, respectively. We do not have a policy on director attendance at our Annual Meeting. Mr. Blackley and Ms. Scott attended our 2025 annual meeting of stockholders.

Committees of our Board include the Audit Committee, the Compensation Committee, the Nominating and Governance Committee, the Compliance and Regulatory Affairs Committee and the Strategy Committee. Set forth in the chart below is the current committee structure. The principal functions of each of these committees are briefly described below. The Company’s Audit Committee, Compensation Committee, Nominating and Governance Committee, Compliance and Regulatory Affairs Committee and Strategy Committee are fully independent under the applicable NYSE listing standards and rules of the SEC. The current charters for each of the Audit Committee, Compensation Committee, Nominating and Governance Committee and Compliance and Regulatory Affairs Committee are available on the Investor Relations page on our website at www.evolent.com.

The following chart sets forth our committee structure as of the date of this proxy statement:

Director/Nominee	Audit	Compensation	Nominating and Governance	Compliance and Regulatory Affairs	Strategy

Toyin Ajayi, MD				X*	X

Craig Barbarosh				X	X*

Seth Blackley

Russell Glass			X	X

Peter Grua		X*

Shawn Guertin	X

Richard Jelinek†		X	X*		X

Kim Keck	X*		X

Jill Smith

Brendan Springstubb	X	X			X

x	= Committee Member
*	= Chair
†	= Independent Chair

16	Evolent Health, Inc. Proxy Statement 2026

Corporate Governance and Board Structure

Audit Committee

Members:

Kim Keck (Chair)

Shawn Guertin

Brendan Springstubb

Meetings in 2025: Four

The Board has determined that Kim Keck and Shawn Guertin qualify as “audit committee financial experts”, as such term is defined in the rules of the SEC, and that Kim Keck, Shawn Guertin and Brendan Springstubb meet the standards of independence required by SEC rules and NYSE listing standards applicable to members of audit committees; the Company’s Audit Committee is fully independent.

The Audit Committee’s responsibilities:

•

Oversees the quality and integrity of our financial statements and accounting practices;

•

Selects and appoints an independent registered public accounting firm, such appointment to be ratified by stockholders at our Annual Meeting;

•

Pre-approves all services to be provided to us by our independent registered public accounting firm;

•

Reviews and evaluates the qualification, performance, fees and independence of our registered public accounting firm;

•

Reviews with our independent registered public accounting firm and our management the plan and scope of the accounting firm’s proposed annual financial audit and quarterly review, including the procedures to be utilized;

•

Reviews with our independent registered public accounting firm and our management the accounting firm’s significant findings and recommendations upon the completion of the annual financial audit and quarterly reviews;

•

Oversees our internal audit function;

•

Reviews our annual and interim financial statements, the report of our independent registered public accounting firm on our annual financial statements, Management’s Report on Internal Control over Financial Reporting and the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations in our periodic reports and other filings with the SEC;

•

Meets with our independent registered public accounting firm and our management regarding our internal controls, critical accounting policies and practices and other matters;

•

Discusses earnings releases and reports to rating agencies with our management;

•

Assists our Board in the oversight of our financial structure, financial condition and capital strategy;

•

Administers our policy governing related party transactions; and

•

Oversees our response to regulatory actions involving financial, accounting and internal control matters, internal controls and risk assessment policies.

Evolent Health, Inc. Proxy Statement 2026	17

Corporate Governance and Board Structure

Compensation Committee

Members:

Peter Grua (Chair)

Richard Jelinek

Brendan Springstubb

Meetings in 2025: Nine

The Board has determined that all members of the Compensation Committee meet the standards of independence required by SEC rules and NYSE listing standards applicable to service on compensation committees; the Company’s Compensation Committee is fully independent.

The Compensation Committee’s responsibilities:

•

Sets and reviews our general policy regarding executive compensation;

•

Determines the compensation (including salary, bonus, equity-based grants and any other long-term cash compensation) of our chief executive officer and our other executive officers;

•

Oversees our disclosure regarding executive compensation;

•

Administers our executive bonus and equity-based incentive plans;

•

Reviews and makes recommendations to our Board with respect to non-employee director compensation; and

•

Assesses the independence of compensation consultants, legal counsel and other advisors to the Compensation Committee and hires, approves the fees and oversees the work of, and terminates the services of such advisors.

Except as prohibited by law, applicable regulations of the NYSE, our charter or our third amended and restated by-laws, the Compensation Committee may delegate its responsibilities to subcommittees or individuals.

Compensation Consultant

The Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable. In accordance with this authority, the Compensation Committee has directly engaged Exequity as its independent compensation consultant to provide it with objective and expert analyses, advice and information with respect to executive compensation. All executive compensation services provided by Exequity were directed or approved by the Compensation Committee and Exequity reports directly to the Compensation Committee on this assignment. Exequity attended a portion of eight of the nine Compensation Committee meetings during 2025. The Compensation Committee has concluded that no conflict of interest exists with Exequity with respect to the services it provided to the Compensation Committee during 2025. Exequity did not provide any services to the Company or its management other than services to the Compensation Committee and we do not currently expect Exequity to provide other services to the Company while serving as the Compensation Committee’s consultant.

In addition to Exequity, members of our human resources, legal and finance departments support the Compensation Committee in its work management by providing data, analysis and recommendations regarding the Company’s executive and director compensation practices and policies and individual pay recommendations.

18	Evolent Health, Inc. Proxy Statement 2026

Corporate Governance and Board Structure

Compensation Committee Interlocks and Insider Participation

Craig Barbarosh, Peter Grua, Richard Jelinek, Cheryl Scott and Brendan Springstubb served on our Compensation Committee during 2025. None of the members of our Compensation Committee has at any time been an officer or employee of the Company or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. During 2025, none of our executive officers served as a member of the board of directors or a compensation committee of any entity for which a member of our Board or Compensation Committee served as an executive officer.

Nominating and Governance Committee

Members:

Richard Jelinek (Chair)

Russell Glass

Kim Keck

Meetings in 2025: Three

The Board has determined that Richard Jelinek, Russell Glass and Kim Keck meet the standards of independence required by SEC rules and NYSE listing standards; the Company’s Nominating and Governance Committee is fully independent.

The Nominating and Governance Committee’s responsibilities:

•

Oversees our corporate governance practices;

•

Reviews our charter, by-laws, committee charters, Code of Business Conduct and Ethics and Corporate Governance Guidelines, and provides recommendations to the Board regarding possible changes;

•

Evaluates the composition, size, leadership structure and governance of our Board and its committees and makes recommendations regarding the appointment of directors to our committees;

•

Considers stockholder nominees for election to our Board;

•

Evaluates and recommends candidates for election to our Board;

•

Oversees the CEO and management succession planning process;

•

Reviews the Company’s human resources policies and programs;

•

Leads the self-evaluation process of our Board and oversees the Board succession planning process;

•

Oversees the Company’s stockholder engagement program; and

•

Oversees and monitors general governance matters, including communications with stockholders and regulatory developments relating to corporate governance.

Compliance and Regulatory Affairs Committee

Members: Toyin Ajayi, MD (Chair) Craig Barbarosh Russell Glass Meetings in 2025: Four

The Compliance and Regulatory Affairs Committee’s responsibilities:

•

Assists our Board in carrying out its responsibilities relating to regulatory compliance and ethics;

•

Oversees our compliance program;

•

Reviews and recommends for approval our code of business conduct and ethics and other risk oversight documentation;

•

Provides oversight of risks from cybersecurity threats;

•

Provides oversight of artificial intelligence use;

•

Oversees our response to regulatory actions; and

•

Reviews corrective measures for issues reported by our partners, our employees and our vendors.

Strategy Committee

Members: Craig Barbarosh (Chair) Toyin Ajayi, MD Richard Jelinek Brendan Springstubb Meetings in 2025: Six	The Strategy Committee of the Board was formed in January 2021 and makes recommendations to the Board with respect to value creation initiatives, including through improvements to the Company’s operations, financial performance, M&A divestitures and overall business strategy and direction.

Evolent Health, Inc. Proxy Statement 2026	19

Corporate Governance and Board Structure

Code of Business Conduct and Ethics
Our Board has adopted a code of business conduct and ethics (the “Code of Business Conduct and Ethics”) that applies to all of our directors, officers and other employees, including our principal executive officer, principal financial officer and principal accounting officer. Any waiver of the Code of Business Conduct and Ethics for directors or executive officers and any amendment of the Code of Business Conduct and Ethics may be made only by our Board. We intend to make disclosures of such waivers or amendments required by SEC rules and NYSE listing standards, if any, through publication on our website, www.evolent.com.
Corporate Governance Guidelines
Our Board has adopted corporate governance guidelines (the “Corporate Governance Guidelines”) that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas, including the size and composition of the Board, Board membership criteria and director qualifications, director responsibilities, Board agenda, roles of the Independent Board Chair and CEO, meetings of independent directors, committee composition, Board member access to management and independent advisors, director communications with third parties, director compensation, director orientation and continuing education, evaluation of senior management and management succession planning.
Executive Sessions of
Non-Management
Directors
Our Corporate Governance Guidelines provide that the independent directors serving on the Board will hold an executive session during each Board meeting. The executive sessions are chaired by our Independent Board Chair and facilitate candid discussion of the independent directors’ viewpoints regarding the performance of management and the Company.
Insider Trading Policy
We maintain an Insider Trading Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees, as well as by the Company, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the year ended December 31, 2025.

20	Evolent Health, Inc. Proxy Statement 2026

Corporate Governance and Board Structure

Corporate and Social Responsibility

We are committed to corporate and social responsibility and work collaboratively with our stakeholders to promote environmental sustainability, data and privacy security and social responsibility in our business practices. Our Board oversees our corporate and social responsibility programs and is committed to supporting our efforts to operate as a good corporate citizen. We formed a sustainability business resource group to harness the input from employees for the future evolution of our efforts.

Workplace Flexibility

We remain anchored by our mission, commitment to the health and safety of our employees, and our core value, “start by listening.” During the pandemic, our employees embraced remote work, while our business, culture and productivity continued to thrive. Based on employee feedback and our active listening through employee surveys, we implemented a 100% work- from-home policy across our employee population and instituted work-from- home office set-up support. Today, we believe employees and prospective employees consider our workplace flexibility and culture as differentiators.

Employee Well-Being

Our approach to employee well-being reflects the spirit of our mission to change the health of the nation by changing the way healthcare is delivered. We believe that we have a responsibility to support our people’s health and well-being. We provide our employees with benefits including medical insurance, dental, vision, paid time off, and a 401(k) plan for eligible employees. In addition, we offer fertility and menopause support, diabetes, and hypertension program offerings, as well as 100% paid pregnancy leave and parental leave. Employees and their families can access mental health resources as part of their benefits, covering a spectrum of mental wellness needs. In addition, we have an active employee listening strategy, including employee surveys, personal impact days to promote social improvement engagement, an employee relief fund, and holistic wellness initiatives and challenges.

Culture of Inclusion

Evolent supports inclusion efforts and is committed to non-discrimination practices. Evolent is an equal opportunity employer and aims to create an environment where diverse perspectives can thrive, develop, and advance. We endeavor to create a culture where our employees feel valued, respected and empowered to contribute to Evolent’s mission.

Evolent Health, Inc. Proxy Statement 2026	21

Corporate Governance and Board Structure

Board’s Role in Risk Oversight

Our Board plays an active role in overseeing management of our risks. The committees of our Board assist our full Board in risk oversight by addressing specific matters within the purview of each committee.

Our Audit Committee focuses on financial compliance (i.e., accounting and financial reporting), as well as internal controls and any audit steps taken in light of material control deficiencies. Our Audit Committee discusses our major financial and other risk exposures and the steps that management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Our Compensation Committee focuses primarily on risks relating to executive compensation plans and policies.

Our Nominating and Governance Committee focuses on reputational and corporate governance risks relating to our Company including the independence of our Board.

Our Compliance and Regulatory Affairs Committee focuses on our regulatory compliance and corporate ethics, as well as risks with respect to cybersecurity, privacy and artificial intelligence.

While each of these committees is responsible for evaluating certain risks and overseeing the management of such risks, our full Board remains regularly informed regarding such risks through committee reports and otherwise. In addition, our Board and these committees receive regular reports from our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, General Counsel and other members of senior management regarding areas of significant risk to us, including operational, strategic, legal and regulatory, financial and reputational risks. We believe the leadership structure of our Board supports and promotes effective risk management and oversight.

Cybersecurity Oversight

The Compliance and Regulatory Affairs Committee of the Board provides oversight of risks from cybersecurity threats. The Compliance and Regulatory Affairs Committee receives updates from our Chief Information Security Officer (“CISO”) and other members of management to, among other items, review material cybersecurity incidents, review key metrics on our cybersecurity program and related risk management programs, and discuss our cybersecurity programs and goals. The Compliance and Regulatory Affairs Committee updates the full Board on matters relating to cybersecurity. The Audit Committee of the Board provides an additional layer of cybersecurity oversight on specific financial matters.

Our management disclosure and compliance committees, which include representatives from our legal, financial and accounting and information technology (“IT”) teams, meet at least quarterly to monitor potential risks and review procedures and controls relating to cybersecurity. Management periodically assesses such risks and assists in the implementation of policies and procedures related to cybersecurity risk oversight in conjunction with the Compliance and Regulatory Affairs Committee.

Our CISO is responsible for assessing and managing the Company’s material risks from cybersecurity threats. Our CISO has served in this role for the past five years and has more than 25 years of experience in the aggregate in various roles involving managing information security, technology infrastructure, IT operations and developing cybersecurity strategy, and is a Certified Information Systems Security Professional.

Our CISO is informed about and monitors the prevention, detection, mitigation and remediation of cybersecurity incidents through the management of and participation in the cybersecurity risk management and strategy process described above, including the operation of our incident response plan. As discussed above, our CISO reports to the Compliance and Regulatory Affairs Committee about the risks from cybersecurity threats among other cybersecurity related matters and meets regularly with our Chief Technology Officer.

22	Evolent Health, Inc. Proxy Statement 2026

Corporate Governance and Board Structure

Director Independence

Our Corporate Governance Guidelines provide that our Board shall consist of such number of directors who are independent as is required and determined in accordance with applicable laws and regulations and requirements of the NYSE and SEC rules. The Board has determined affirmatively, based upon its review of all relevant facts and circumstances and after considering all applicable relationships of which the Board had knowledge, between or among the directors and the Company or our management (some of such relationships are described in the section of this proxy statement entitled “Certain Relationships and Related Party Transactions”), that each of the following directors and director nominees has no direct or indirect material relationship with us and is independent under the listing standards of the NYSE and SEC rules: Toyin Ajayi, MD, Craig Barbarosh, Russell Glass, Peter Grua, Shawn Guertin, Richard Jelinek, Kim Keck, Jill Smith and Brendan Springstubb.

Communications with the Board

Stockholders and other interested parties who wish to communicate with our Board, our Independent Board Chair, our independent or non-employee directors as a group, any of the committees or any of the individual non-employee directors may do so by sending a letter to the intended recipient, in the care of our Secretary, at Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209. Such correspondence will be relayed to the appropriate director or directors as appropriate.

Stockholders may communicate with Mr. Blackley, the Board’s employee-director, by sending a letter addressed to the intended recipient at Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209.

Identification of Director Candidates

On an annual basis, our Board conducts a formal board self-evaluation led by our Nominating and Governance Committee to determine targeted focus areas. Our Board continually assesses and evaluates its composition, taking into account, among other things, the experience, skills and background of its members. The Nominating and Governance Committee evaluates director candidates in accordance with the director membership criteria described in our Corporate Governance Guidelines and our policy statement regarding director nominations. In addition to satisfying relevant independence standards and the requirements of Section 8 of the Clayton Act, the following are the minimum qualifications that candidates for the Board must possess:

•	Minimum of 21 years of age at the time they commence their term and will not be eligible for nomination or re-nomination to the Board if they are older than age 75;

•	Demonstrated reputation for integrity, judgment, acumen and high professional and personal ethics;

•	Financial literacy and significant experience at the policy-making level in business, government or the non-profit sector;

•	Time and ability to make a constructive contribution to the Board, and a clear commitment to fulfilling fiduciary duties and serving the interests of all the Company’s stockholders; and

•

An expectation of regularly attending meetings, staying informed about the Company and its businesses, participating in the discussions of the Board and its committees, complying with applicable Company policies, and taking an interest in the Company’s businesses and providing advice and counsel to the Chief Executive Officer.

The Nominating and Governance Committee reviews a candidate’s qualifications to serve as a member of our Board based on the skills and characteristics of the individual as well as the overall composition of our Board in light of the Company’s current and expected structure and business needs, regulatory requirements, the diversity of viewpoints represented on the Board and committee membership requirements. The Nominating and Governance Committee evaluates a candidate’s professional skills and background, experience at the policy-making level in the business, government or non-profit sectors or as a director of a widely-held public corporation, financial literacy, age, independence and past performance (in the case of incumbent candidates), along with qualities expected of all directors, including integrity, judgment, acumen, high professional and personal ethics, familiarity with our business and the time and

Evolent Health, Inc. Proxy Statement 2026	23

Corporate Governance and Board Structure

ability to make a constructive contribution to our Board. The Nominating and Governance Committee believes it would be desirable for new candidates to contribute to the variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences. The Nominating and Governance Committee will consider director candidates recommended by stockholders. The Nominating and Governance Committee considers and reviews all candidates in the same manner regardless of the source of the recommendation. Our third amended and restated by-laws provide that any stockholder of record entitled to vote for the election of directors at the applicable meeting of stockholders may nominate persons for election to our Board, if such stockholder complies with the applicable notice procedures, which are discussed under the heading “Other Matters—Stockholder Proposals” in this proxy statement.

Corporate Governance Policies Related to Compensation and Equity

Please refer to the “Compensation Discussion and Analysis—Corporate Governance Policies” section of this proxy statement for discussion of our policies with respect to prohibiting derivative trading, hedging and pledging, clawback of compensation, stock ownership guidelines and the tax deductibility of compensation.

24	Evolent Health, Inc. Proxy Statement 2026

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board (“Audit Committee”) has appointed the accounting firm of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2026 and its internal control over financial reporting as of December 31, 2026.

Stockholder ratification of the appointment of Deloitte is not required by law, the New York Stock Exchange (“NYSE”) or the Company’s organizational documents. However, as a matter of good corporate governance, the Board has elected to submit the appointment of Deloitte to the stockholders for ratification at the Annual Meeting. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interest of the Company and its stockholders. If stockholders do not ratify the appointment of Deloitte, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its selection of an independent registered public accounting firm. Deloitte is considered by our management to be well-qualified. Deloitte has advised us that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of our subsidiaries in any capacity.

A representative of Deloitte will be present at the Annual Meeting, will be given the opportunity to make a statement at the Annual Meeting if he or she so desires and will be available to respond to appropriate questions.

A majority of all of the votes cast at the Annual Meeting at which a quorum is present in person (by virtual attendance) or represented by proxy is required for the ratification of the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2026. We will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence or absence of a quorum. Abstentions will have no effect on this proposal. Because the ratification of the appointment of the independent auditor is considered a “routine” matter, there will be no broker non-votes with respect to this proposal.

Fee Disclosure

The following is a summary of the fees billed to us by Deloitte for professional services rendered for the fiscal years ended December 31, 2025 and 2024.

	2025	2024

Audit Fees	$3,415,869	$3,106,809

Audit-Related Fees	290,000	75,000

Tax Fees	16,200	93,200

All Other Fees	—	—

Total	$3,722,069	$3,275,009

Audit Fees

“Audit Fees” include fees associated with professional services rendered for the audit of the financial statements and services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements. For example, audit fees include fees for professional services rendered

Evolent Health, Inc. Proxy Statement 2026	25

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

in connection with quarterly and annual reports, the issuance of consents by Deloitte to be named in our registration statements and to the use of their audit report in the registration statements and the issuance of an attestation of management’s report on internal control over financial reporting.

Audit-Related Fees

“Audit-Related Fees” refers to fees for assurance services in connection with our securities offerings, as well as related services associated with transactions and proposed transactions (including acquisitions and securities offerings) and permissible internal control services for the SOC 2 reports and management assertion.

Tax Fees

“Tax Fees” refers to fees and related expenses for professional services for tax compliance, tax advice and tax planning.

Pre-Approval Policies and Procedures of our Audit Committee

Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee is directly responsible for the appointment, compensation, retention, removal and oversight of the independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attestation services for the Company. Our Audit Committee must pre-approve all audit, non-audit and any other services to be provided by the independent registered public accounting firm. All of the fees billed by Deloitte for the professional services rendered for us for the fiscal years ended December 31, 2025 and 2024, were pre-approved by our Audit Committee.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

26	Evolent Health, Inc. Proxy Statement 2026

AUDIT COMMITTEE REPORT

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate this proxy statement or future filing with the SEC, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Our management is responsible for the preparation, presentation and integrity of our financial statements, the application of accounting and financial reporting principles and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements, expressing an opinion as to their conformity with accounting principles generally accepted in the United States and auditing management’s assessment of the effectiveness of internal control over financial reporting.

The undersigned members of the Audit Committee of the Board of Directors of Evolent Health, Inc. submit this report in connection with the committee’s review of the financial reports for the fiscal year ended December 31, 2025 as follows:

1.

the Audit Committee has reviewed and discussed with management the audited financial statements and internal control over financial reporting of Evolent Health, Inc. for the fiscal year ended December 31, 2025;

2.

the Audit Committee has discussed with representatives of Deloitte the matters required to be discussed with them pursuant to Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board; and

3.

the Audit Committee has received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding Deloitte’s communications with the Audit Committee concerning independence and has discussed with Deloitte its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Evolent Health, Inc. be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC.

Submitted by the Audit Committee

Kim Keck (Chair)

Shawn Guertin

Brendan Springstubb

Evolent Health, Inc. Proxy Statement 2026	27

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (“CD&A”) focuses on the Company’s 2025 compensation programs, actions and outputs relative to the Company’s 2025 performance. These compensation decisions reflect the Compensation Committee’s application of the Company’s compensation philosophy, plan objectives and performance standards against financial and individual executive performance through the end of 2025. The Company experienced a decrease in its stock price during 2025 in part due to a difficult industry climate with high medical cost inflation and the impact of changes to healthcare policy included in the One Big Beautiful Bill. As described further in this CD&A, the Company’s executive compensation programs strongly align realized compensation outcomes with the Company’s stock price performance.

Named Executive Officers (“NEOs”)

This CD&A describes the compensation of our NEOs named in the Summary Compensation Table for 2025:

Seth Blackley

Chief Executive Officer (“CEO”)

John Johnson

Former Chief Financial Officer(1), Chief Strategy Officer

Daniel McCarthy

President

Emily Rafferty

Former Chief Operating Officer(2), EVP, Customer Success

Jonathan Weinberg

General Counsel

2025 Highlights

Below are selected highlights of our financial and operational performance for the year ended December 31, 2025:

Revenue	Average Unique Members[1]	Adjusted EBITDA[2]
$1,876.2 million	40.4 million	$151.2 million

(1)	See Appendix A for the definition of Average Unique Members.

(2)

Non-GAAP measure, see Appendix A for definition and reconciliation to net loss attributable to common shareholders of Evolent Health, Inc. Net loss attributable to common shareholders of Evolent Health, Inc. was $(579.4) million for the year ended December 31, 2025.

Strategy Overview

Evolent was founded in 2011 with a mission to change the health of the nation by changing the way healthcare is delivered. Our mission remains the same today. Our sharpened focus on specialty care reflects our goal of accelerating our mission.

We are a market leader in connecting care for people with complex conditions like cancer, cardiovascular disease, and musculoskeletal diagnoses. We work on behalf of health plans and other risk-bearing entities (our customers) to support physicians and other healthcare providers (our users) in providing high

(1)	On January 1, 2026, Mr. Johnson transitioned to his current position of Chief Strategy Officer.
(2)	On November 6, 2025, Ms. Rafferty transitioned to her current position of EVP, Customer Success.

28	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

quality evidence-based care to their patients. We believe adherence to evidence-based clinical pathways supports better outcomes for patients, a better experience for physicians, and lower costs for the healthcare system overall. Specialty care represents a significant and fast-growing portion of healthcare costs in the U.S., driven in part by the pace of development of new therapies and treatments. To manage these increasing costs, some health plans and other risk-bearing entities historically deployed cost containment strategies that can limit access to care and operate in narrow silos (for example, prior authorization for radiological studies being considered independently from a comprehensive immunotherapy regimen). We believe Evolent can bring an integrated approach to a patient’s condition across multiple specialties, using technology to recommend our evidence-based clinical pathways in a way that provides rapid feedback to the provider, seeks to remove barriers to care, and aligns financial incentives with the best evidence.

The majority of our revenues derive from our primary solution, specialty care management services, however we also offer additional administrative services to our customers. From time to time, we package our solutions under various go-to-market brand names to create product differentiation. Our partners may engage us to provide one, or multiple types of solutions, depending on their specific needs.

Year in Review

Nationwide during 2025, health plans saw a rapid increase in medical expenses for oncology and other specialty areas that significantly exceeded historical norms. We also experienced this rapid growth in the in-scope claims for our Performance Suite contracts in 2025. Despite successfully restructuring several Performance Suite contracts during the year, the pace of expense growth resulted in a decline in Adjusted EBITDA in 2025 compared to 2024. Additionally, changes to healthcare policy included in the One Big Beautiful Bill (OBBB) negatively impacted the number of lives we managed and thus reduced Adjusted EBITDA expectations for 2026. As we will discuss in further detail in the CD&A, the resulting stock price decline prompted the Compensation Committee to exercise negative discretion in its determination of incentive payouts for 2025, creating alignment between our executive officers and stockholders.

The Company’s strategy continues to be grounded in three core operating principles intended to benefit all stakeholders. These principles are (1) driving strong organic growth in our core solutions; (2) expanding Adjusted EBITDA margins and cashflow through operational excellence and performance on behalf of our partners; and (3) prudent capital allocation to drive growth.

Despite a challenging market environment, our operational and clinical achievements across 2025 include:

•	Sold Evolent Care Partners for an upfront purchase price of $100.0 million plus up to $13.0 million in earnout proceeds, using the proceeds to reduce senior debt and lower interest expense.

•	Successfully refinanced our 2025 convertible notes.

•	Announced 13 new revenue agreements during 2025.

•

Continued recognition on the Parity.org Best Companies for Equal Advancement Opportunity List of 2025. This list recognizes organizations that have benefits, policies and programs that create conditions “in which all employees have an equal shot at advancement and success”.

Evolving Compensation Program Practices and Responsiveness to Stockholder Engagement

Our compensation programs are designed to focus our leaders on the key areas that drive the business forward and align with the short-term and long-term interests of our stockholders. The Compensation Committee considers many factors when determining our executive’s compensation plans, including financial results, progress on strategic priorities, market trends, and stockholder feedback. In the last year, the Compensation Committee continued to adjust our peer group to align with Evolent’s growth and evolving competitive and governance practices, address feedback from our stockholders, and strengthen the link of pay to performance.

Evolent Health, Inc. Proxy Statement 2026	29

Compensation Discussion and Analysis

Below is a detailed summary of Evolent’s 2025 compensation practices for our NEOs, which align with our compensation philosophy and are in the best interests of our Company and stockholders.

What We Do
Strong emphasis on performance-based compensation, with a significant portion of NEO compensation tied to Company performance

Mix of compensation that emphasizes both short-term and long-term incentives

PSU grants that may be earned based on the Company’s total shareholder return (“TSR”) relative to the TSR of the companies that comprise the S&P SmallCap 600 Index to better align our pay with the Company’s sustained financial and operating performance and stockholders’ interests

Significant stock ownership and holding restrictions for NEOs

Market-aligned change in control and severance agreements for certain executives, with double trigger change in control acceleration provisions

Benchmarking against a thoughtfully assembled and representative peer group as well as reference to additional comparative data when appropriate

Acceleration of equity in connection with a termination of employment conditioned upon a release of claims and compliance with restrictive covenants

Compensation decisions for NEOs made by an independent compensation committee advised by an independent compensation consultant

Annual compensation program risk assessment

Annual say-on-pay vote

At-will employment for NEOs

What We Don’t Do
No incentives that encourage excessive risk-taking

No guaranteed incentive awards for executives

No excise or other tax gross ups on change in control payments

No perquisites for NEOs

No hedging, pledging or short sales of Company stock

No “single-trigger” change in control acceleration of equity awards

No dividend equivalent rights on unvested restricted stock units or options

No taking account of material non-public information when determining timing and terms of awards

30	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

Our 2025 Executive Compensation Program and Practices

The Compensation Committee believes that our executive compensation program is appropriately designed to advance stockholder interests through effective performance-based incentives with retention features. The primary components and associated purposes of our effective compensation program are as follows:

Category	Core Component	Objective/Features

Salary	Base Salary	Ongoing cash compensation based on the executive officer’s role and responsibilities, individual job performance and experience. We use base salary to provide the security of a competitive fixed cash payment for services rendered.

Short-Term Cash Incentives	Annual Cash Incentives	For 2025, short-term incentive payments were determined taking into account financial and operational/strategic goals, and an individual leadership assessment.

Long-Term Equity Incentives	Restricted Stock Units	Restricted stock units (“RSUs”) are used to provide a retentive element to our compensation program while still tying the value of the award to the performance of our stock. All RSUs granted to executive officers as part of our long-term incentive plan in 2025 vest ratably 34% on the first anniversary of the grant date, and 33% on each of the second and third anniversaries of the grant date. The vesting schedule helps ensure executive officers are continuously cognizant of share price performance and thinking long-term.

	Performance Stock Units	Performance stock units (“PSUs”) are used to better align long-term compensation with sustained shareholder value creation objectives, as measured in two equal tranches by total shareholder return (TSR) performance relative to the S&P SmallCap 600 Index over a two-year period for the first tranche and three-year period for the second tranche.

Other	Miscellaneous	We provide other benefits that are competitive and consistent with the market. We offer general health and welfare benefits. Retirement benefits are generally limited to participation in a tax-qualified 401(k) plan, which includes a one-time discretionary Company match at the end of the calendar year.

Under our executive compensation program, performance-based incentive compensation comprises a substantial portion of target compensation, and our executive officers have a significantly larger percentage of target compensation at-risk than is fixed relative to total compensation (94% for our CEO, including 74% performance-based compensation (not including time-vested equity), and 90% for our other NEOs combined, including 68% performance-based compensation (not including time-vested equity)). The Compensation Committee takes a total rewards approach, considering each component of compensation collectively with other components when establishing the forms, components, and levels of compensation for our executive officers. In determining the appropriate mix of compensation elements for each executive officer, our compensation program seeks to provide a balance between the various components by rewarding performance through annual performance-based cash incentive compensation, which encourages achieving and exceeding annual goals to advance our long-term growth strategy, and through long-term equity incentive compensation to align our executive officers’ interests with those of our stockholders.

Evolent Health, Inc. Proxy Statement 2026	31

Compensation Discussion and Analysis

Compensation Mix(1)

CEO: Target Pay	Other NEOs: Target Pay

(1)

Consists of 2025 base salary (as reported in the Salary column of the 2025 Summary Compensation Table), 2025 target annual incentive opportunity, long-term incentive awards granted in 2025 (as reported in the Stock Awards column of the 2025 Summary Compensation Table) and other compensation (as reported in the All Other Compensation column of the 2025 Summary Compensation Table).

Objectives of our Executive Compensation Program

Our compensation philosophy for executive officers aims to provide incentives to achieve both short- and long-term business objectives, align the interests of our executive officers and stockholders, and ensure that we can hire and retain talented individuals in a competitive marketplace.

Key objectives of our executive compensation program are as follows:

•	Attract and retain highly qualified and impactful executives;

•	Motivate executives to enhance our overall business performance and profitability through the successful execution of the Company’s focused short- and long-term business strategies;

•	Align the long-term interests of our executives and stockholders through the ownership of Company stock by executives and by rewarding stockholder value creation;

•	Deliver an externally competitive and transparent total compensation structure;

•	Reflect our pay-for-performance philosophy; and

•	Ensure that compensation opportunities are competitive with the market, and rewards are based on business outcomes.

Role of the Compensation Committee and the CEO

The Board has delegated to the Compensation Committee the responsibility of overseeing the administration of the Company’s compensation plans and the preparation of all reports and documents required by the rules and regulations of the SEC. The Compensation Committee annually reviews and approves the corporate goals and objectives upon which the executive compensation program is based. The Compensation Committee evaluates the CEO’s performance against these goals and objectives. Furthermore, the Compensation Committee reviews and makes recommendations to the Board with respect to any incentive compensation plans, including equity-based plans, to be adopted or submitted to the Company’s stockholders for approval.

32	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

The Compensation Committee meets at least quarterly throughout the year and may meet more often, as required to address ongoing events. In 2025, the Compensation Committee met nine times, reflecting the accelerated pace of events affecting our business and ongoing strategy and impacting our decision-making on compensation matters. Meeting agendas are determined by the Chair of the Compensation Committee with the assistance of our CEO. Our CEO attended eight of nine Compensation Committee meetings in 2025, and representatives from the Compensation Committee’s independent compensation consultant, Exequity, attended a portion of eight meetings in 2025. At the Compensation Committee meetings, our CEO made recommendations to the Compensation Committee regarding the annual base salary, annual cash incentive compensation and equity compensation of our NEOs (other than our CEO).

Compensation Setting Process

The Compensation Committee makes compensation determinations for our CEO after consideration of individual and Company performance for the year, along with an examination of external market data of our industry peer group, as described below under “Use of Peer Companies.”

The Compensation Committee makes compensation determinations for our NEOs other than our CEO based on recommendations made by our CEO, taking into account each NEO’s individual performance (with an assessment of the individual’s accomplishments provided by our CEO) and Company performance, along with an examination of external market data of our industry peer group, as described below under “Use of Peer Companies.”

Role of the Independent Compensation Consultant

The Compensation Committee retained Exequity as its independent compensation consultant during fiscal 2025. The Compensation Committee assessed the independence of Exequity and whether its work raised any conflict of interest, taking into consideration the independence factors set forth in applicable SEC and NYSE rules, and determined that Exequity is independent. Exequity took guidance from and reported directly to the Compensation Committee. Exequity advised the Compensation Committee on current and anticipated future trends and issues in executive compensation and on the competitiveness of the compensation structure and levels of our NEOs during 2025. At the request of the Compensation Committee, Exequity performed the following services, among others, to inform the Compensation Committee’s decisions regarding executive compensation for 2025:

•	Developed a peer group to provide context for the range of appropriate compensation for NEOs and compensation program designs;

•

Conducted a market review and analysis for our NEOs to determine whether their targeted total direct compensation opportunities were competitive with positions of a similar scope in similarly sized companies in similar industries;

•	Assisted in the development of short- and long-term incentive design;

•	Kept the Compensation Committee aware of executive and director compensation trends and developments and

•	Attended Compensation Committee meetings, as requested, to discuss these items.

All services performed for us by Exequity during 2025 were related to executive and non-employee director compensation.

Use of Peer Companies

The Compensation Committee reviewed the Company’s peer group to determine if revisions were needed for 2025 based on changes affecting either the Company or any of the peer group companies. Our process focused on reviewing companies within related industries to develop an array of peer benchmarks that balance industry focus, revenue size, market capitalization, enterprise value, and the competitive market for talent.

Based on guidance from Exequity, and the application of the scoping factors highlighted above, the Compensation Committee adjusted the peer group. In so doing, the Compensation Committee removed

Evolent Health, Inc. Proxy Statement 2026	33

Compensation Discussion and Analysis

NextGen Healthcare, Inc. (due to its November 2023 acquisition by Thoma Bravo). The Compensation Committee also added new peer companies, including agilon Health, Inc. and Oscar Health, Inc. Each of these companies is an emerging competitor for Evolent’s talent, business, and investment capital. Following the addition of these companies, the Company’s main peer group reflected a balance of proper industry focus and an array of companies within a reasonable range of revenue size and market capitalization relative to the Company, as further described below.

All of the peer companies are publicly traded and demonstrate appropriate revenue size and industry focus or a level of complexity and business model similar to ours. For the purposes of the Compensation Committee’s review and approval of the peer group in early September 2024, 200-trading day average market capitalization was at the peer group 45th percentile, and our revenues rested at the peer group 54th percentile, based on trailing 12-month (“TTM”) financial information available as of August 22, 2024. The 2025 peer group consisted of the following companies:

agilon Health, Inc.	Oscar Health, Inc.
Amedisys, Inc.	Pediatrix Medical Group, Inc.
AMN Healthcare Services, Inc.	Premier, Inc.
Astrana Health, Inc.	R1 RCM Inc.
CorVel Corporation	RadNet, Inc.
HealthEquity, Inc.	Surgery Partners, Inc.
Manhattan Associates, Inc.	Teladoc Health, Inc.
Omnicell, Inc.	Veeva Systems, Inc.
Option Care Health, Inc.

	Revenue (TTM as of 8/22/24, in millions)	Revenue (FY 2024, in millions)(1)	Revenue (FY 2025, in millions)(2)	200-Trading Day Average Market Capitalization (as of 8/22/24, in millions)	200-Trading Day Average Market Capitalization (as of 12/31/24, in millions)(1)	200-Trading Day Average Market Capitalization (as of 12/31/25, in millions)(2)
Evolent Health, Inc.	$2,354	$2,555	$1,876	$3,172	$2,679	$948
Evolent Health, Inc. Percentile Rank	54%	68%	31%	45%	44%	10%
Peer Group 75th Percentile	$2,889	$2,984	$3,182	$5,042	$4,970	$4,951
Peer Group Median	$2,290	$2,254	$2,348	$3,408	$3,256	$3,414
Peer Group 25th Percentile	$1,346	$1,136	$1,200	$2,357	$1,829	$1,374

(1)	Peer group figures exclude R1 RCM Inc. which was acquired in November 2024 by TowerBrook Capital Partners and Clayton, Dubilier & Rice.

(2)

Peer group figures exclude Amedisys, Inc. which was acquired in August 2025 by UnitedHealth Group subsidiary Optum, Premier, Inc. which was acquired in November 2025 by Patient Square Capital, and R1 RCM Inc., which was acquired by TowerBrook and CD&R in November 2024.

(3)

When evaluating Evolent’s scope in relation to peers, the Compensation Committee also evaluates Total Enterprise Value in order to capture the value of debt. As of 8/22/24, 12/31/24, and 12/31/25, respectively, Evolent’s 200-Trading Day Average Total Enterprise Value was $3,821M, $3,364M and $1,826M. As of those dates, these figures were positioned at the 53rd percentile, 52nd percentile, and 40th percentile relative to peers, respectively.

Consistent with 2023 and 2024, in 2025 the Compensation Committee also considered compensation data for an additional array of emerging healthcare disruptor organizations, mainly to provide additional reference points related to pay practices across the broader industry as additional information related to pay decisions for Mr. McCarthy in particular. At the time the Compensation Committee reviewed comparative pay data in November 2024, median TTM revenue as of October 30, 2024 for this array of companies was $629 million and median market capitalization as of October 30, 2024 was $1.5 billion.

34	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

Compensation data from public filings of companies in our peer group and the reference organizations described above and from published surveys formed the basis of the competitive benchmarking analysis and pay mix comparison. The data provided a useful reference point in the Compensation Committee’s efforts to appropriately align target total executive compensation to that of our peers, which affords our NEOs the opportunity to earn above-target level of compensation for exceptional performance that could be expected to increase value for stockholders, while providing that they would earn less than targeted compensation if the Company’s performance failed to meet expectations.

In determining the structure of our executive compensation program, as well as the individual pay levels of our NEOs the Compensation Committee reviewed competitive market data provided by Exequity, which compared the various elements of compensation provided to our executive officers, relative to compensation paid to individuals holding similar positions at companies in our executive compensation peer group. Exequity worked with the Compensation Committee and management to assess the data and review our compensation practices. The table below summarizes the relative positioning of target total compensation opportunities for our senior executives vs. the 2025 peer group as of the time the Compensation Committee reviewed executive pay benchmarking in November 2024, prior to making pay decisions for 2025.

Target Pay vs. Peer Median by Elements of Program
	CEO	All other Sr. Executives Benchmarked

Base Salary	(2)%	(14)%

Target Bonus	(20)%	(9)%

Target Total Cash	(13)%	(12)%

Long-term Incentive	27%	44%

Target Total Compensation	19%	27%

Based on balancing several variables, including Company performance, individual performance, and relative market competitiveness and following an emphasis on equity compensation in 2024, for 2025 the Compensation Committee shifted more target total compensation value to cash by approving increases to target total cash compensation by an aggregate +8.9% for all NEOs, including +9.2% for the CEO, while decreasing the target grant date “face” value of equity grants, based on closing stock price on the date of grant, which is the method used by the Compensation Committee to determine numbers of PSUs and RSUs, by an aggregate -10.9%(1) for all NEOs, including -9.9% for the CEO. Combined, these adjustments decreased target total compensation based on “face” value of equity grants by -8.0% for all NEOs, including -7.2% for the CEO.

Say-on-Pay Vote and Compensation Actions Taken

In 2025, we received approximately 88.3% approval on our advisory vote to approve NEO compensation. As detailed in the “Corporate Governance—Stockholder Engagement” section, we engage in investor engagement to better understand our investors’ concerns and to solicit feedback on our governance practices, including our executive compensation program. Our Board and the Compensation Committee greatly value the benefits of maintaining a dialogue with our stockholders to understand their views on our executive compensation program and practices. The Compensation Committee will consider the outcome of say-on-pay votes and is devoted to consistently reviewing and enhancing our compensation programs.

(1)

The grant-date fair value of PSUs and RSUs computed in accordance with ASC 718 increased by +20.2% for NEOs in aggregate, as shown in the Summary Compensation Table and Grants of Plan-Based Awards Table.

Evolent Health, Inc. Proxy Statement 2026	35

Compensation Discussion and Analysis

Elements of our Compensation Program

Base Salary

The Compensation Committee reviews NEO base salaries each year (or otherwise at the time of a new hire or promotion) and makes any adjustments it deems necessary. In setting base salaries, the Compensation Committee considers changes in responsibilities, individual performance, tenure in position, internal pay equity, Company performance, market data for individuals in similar positions and advice from our independent compensation consultant. The Compensation Committee gives no specific weighting to any one factor in setting the level of base salary. Based on balancing these factors, the Compensation Committee approved increases to base salary by +8.3% for Messrs. Blackley, Johnson, McCarthy, and Weinberg and +6.9% for Ms. Rafferty. The table below summarizes the Compensation Committee’s decisions related to base salary for 2025. In all cases, the “Percentage Increase: Total 2025 vs. 2024” in the table below captures not only the magnitude of base salary adjustments, but also the March 1st timing of such adjustments.

Name	Total 2024 Base Salary	Base Salary Prior to 2025 Annual Cycle Increase	2025 Base Salary Following Increase as Part of Annual Cycle(1)	Prorated 2025 Base Salary(2)	$ Increase: Total 2025 vs. 2024	Percentage Increase: Total 2025 vs 2024

Seth Blackley	$800,000	$800,000	$880,000	$867,068	$67,068	+8.4%

John Johnson	500,000	500,000	550,000	541,918	41,918	+8.4%

Daniel McCarthy	600,000	600,000	660,000	650,301	50,301	+8.4%

Emily Rafferty	425,000	425,000	460,000	454,342	29,342	+6.9%

Jonathan Weinberg	425,000	425,000	467,500	460,360	35,360	+8.3%

(1)	Reflects base salaries effective March 1, 2025 in connection with annual increases based on market adjustment and individual performance.
(2)	Reflects total base salary paid in 2025, inclusive of all adjustments noted, and is as reflected in Summary Compensation Table.

Annual Cash Incentive Plan

Under our annual performance-based short-term cash incentive plan, which we refer to as the 2025 Bonus Plan, we provide our NEOs with the opportunity to receive a variable, at-risk cash payment. Payments under the 2025 Bonus Plan to our NEOs are determined at the discretion of our Compensation Committee, in the case of Mr. Johnson, Mr. McCarthy and Mr. Weinberg on recommendations by Mr. Blackley, and in the case of Ms. Rafferty, on recommendations by Mr. McCarthy, considering the executive’s performance as rated on a five-point scale against predetermined performance goals.

Each of our NEO’s threshold bonus opportunities, which correspond to three out of five points; target bonus opportunities, which correspond to four out of five points; and maximum bonus opportunities, which correspond to five out of five points under the 2025 Bonus Plan are set forth in the table below. Even if performance goals are achieved at or above the threshold level, the Compensation Committee may use its judgment and discretion to not award bonuses or reduce overall bonus awards. In the case of Messrs. Blackley, Johnson, McCarthy, and Weinberg, target bonus opportunities were set at the same percentage of base salary rate as in 2024. In the case of Ms. Rafferty, her annual bonus target increased from $200,000 to $272,605 to reflect expanded responsibilities in 2025.

Name	Threshold	Target	Maximum

Seth Blackley	$440,000	$880,000	$1,320,000

John Johnson	275,000	412,500	687,500

Daniel McCarthy	330,000	660,000	990,000

Emily Rafferty	181,737	272,605	363,474

Jonathan Weinberg	233,750	350,625	467,500

36	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

Short-term incentive payments are based, at the discretion of the Compensation Committee, 85% on the attainment of Company-wide financial objectives, 15% on team and strategy goals and a personal leadership assessment, each assessed with reference to the Compensation Committee’s five-point scale.

The Compensation Committee, in exercising its judgment and discretion to adjust an award up or down, then considers all facts and circumstances when evaluating performance, including changing market conditions and broad corporate strategic initiatives, along with overall responsibilities and contributions of the executives, in making final award determinations.

Company-Wide Financial Performance Objectives

We value the link between performance and payout. In establishing the 2025 Bonus Plan, the quantitative Company-wide financial objectives against which our executives are measured included Adjusted EBITDA, 2025 revenue bookings growth as a percentage of 2025 revenue, and 2025 exit run rate EBITDA as a percentage of 2025 revenue. The Compensation Committee used these quantitative Company-wide performance objectives because it believes they are key determinants of stockholder value and offer a comprehensive and clear measure of the Company’s performance. Although the 2025 Adjusted EBITDA goal was set below 2024 actual performance ($160M), it reflected the mid-range of 2025 guidance ($135M to $165M). This guidance was influenced by the expectation of continued elevated specialty health care utilization and Evolent’s decision to renegotiate several large Performance Suite contracts to reduce downside volatility.

The table below sets forth the Company-wide financial objectives and actual performance under the 2025 Bonus Plan.

Metric		Threshold (3 points)		Target (4 points)		Maximum (5 points)		Actual	Score Attainment

Adjusted EBITDA	$	135 million	$	150 million	$	165 million	$	151 million	4.08 points

2025 Revenue Bookings as a % of 2025 Revenue		10%		19%		22%		48%	5.00 points

2025 Exit Run Rate EBITDA (as a % of 2025 Full Year Actual)		6%		8%		11%		10.7%	4.89 points

Team and Strategy Goals

We believe Company performance is best measured with reference to both financial and qualitative operational measures. The Compensation Committee establishes goals that it believes align with our evolving strategic vision and that are considered achievable, but not without rigorous effort.

The table below sets forth the Company-wide team and strategy goals under the 2025 Bonus Plan.

Team and Strategy Goals	Outcomes	Committee Assessment of Attainment

Expand Employee Engagement	• >78% engagement	Maximum Performance

Increased Retention of 4’s and 5’s(1)	• 93% retention	Maximum Performance

Aligned Strategy, Multi-Year Plan	• Sold Evolent Care Partners • Executed rapid adjustments in Performance Suite to respond to market changes	Target Performance

(1)	Employees classified in these categories are considered top performers within the organization, having earned performance ratings of “Exceeds” or “Exceptional.”

Evolent Health, Inc. Proxy Statement 2026	37

Compensation Discussion and Analysis

Personal Leadership Assessment

The final component of the Compensation Committee’s review of executive performance under the 2025 Bonus Plan is an individualized personal leadership assessment of each NEO. The personal leadership assessment considered achievement by each NEO against pre-determined department leadership goals, changes in responsibility levels, and input obtained from other members of the Company’s senior management and included 360-degree feedback to consider what was accomplished and how it was accomplished. The Compensation Committee does not give specific weight to any individual goal but leverages feedback to determine the final assessment.

2025 Bonus Plan Payout Results

In determining bonus payouts under the 2025 Bonus Plan, the Committee considered overall Company financial, team and strategy goals as well as how well each NEO performed his or her job, based on both qualitative and quantitative results, along with guidance from the CEO in the case of Messrs. Johnson, McCarthy, and Weinberg, and guidance from Mr. McCarthy in the case of Ms. Rafferty. Even with target to maximum achievements relative to all annual financial, team, and strategy goals, including exceeding an Adjusted EBITDA goal that was set at the midpoint of 2025 guidance, as well as generally strong individual performance in the face of sector-wide headwinds in 2025, our Compensation Committee determined, in its discretion, to reduce annual bonus payouts to Messrs. Blackley, McCarthy, and Weinberg to 75% of each executive’s target bonus, reduce the annual bonus payout to Ms. Rafferty to midway in-between threshold and target, and award no annual bonus to Mr. Johnson. The decision by the Compensation Committee to apply negative discretion was based on the softening in the projected Adjusted EBITDA outlook for 2026, as discussed on the Company’s Q4 2025 earnings call, higher than expected net leverage exiting 2025, as well as the desire to bolster alignment with shareholders during a year in which the stock price declined by 64%, all with the greatest impact to Mr. Johnson as CFO. In addition, Mr. Johnson’s goals were weighted more heavily on the 2026 Adjusted EBITDA outlook, whereas our 2025 performance was on plan.

Each of these amounts is included in the “Bonus” column of the Summary Compensation Table in this proxy statement. The Compensation Committee’s review is not a formula-based process, but rather involves the exercise of discretion and judgment. This enables the Compensation Committee to differentiate among NEOs and emphasize the link between personal performance and compensation. All amounts earned under the 2025 Bonus Plan were paid to participants in the first quarter of 2026.

Name	Threshold	Target	Maximum	Calculated Award Based on Framework	Reduction to Bonus Payout Following Committee Discretion	Actual Bonus Payout Following Committee Discretion to Reduce Payouts

Seth Blackley	$440,000	$880,000	$1,320,000	$1,123,393	$(463,393)	$660,000

John Johnson	275,000	412,500	687,500	564,621	(564,621)	0

Daniel McCarthy	330,000	660,000	990,000	842,545	(347,545)	495,000

Emily Rafferty(1)	181,737	272,605	363,473	322,870	(95,699)	227,171

Jonathan Weinberg	233,750	350,625	467,500	415,276	(152,307)	262,969

(1)

In addition to the payout detailed in this table, Ms. Rafferty also received a $50,000 commission payment, conveyed outside the 2025 Bonus Plan in May 2025, in connection with the retention of a large customer.

Long-Term Equity Compensation

As part of our annual equity award grants, in March 2025 and then in July 2025, our Compensation Committee approved grants of equity-based awards under the Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan (as amended, the “2015 Plan”) to certain of our employees, including our NEOs, in the form of performance-based PSUs and time-based RSUs. The multiple dates for annual grants

38	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

were driven by the scarcity of available shares under the 2015 Plan at the time of the March grants and the Compensation Committee’s objective to continue to provide reasonably competitive equity awards following the stock price decline. The Compensation Committee focused on conveying equity grants, including nearly all PSUs granted in 2025, to all levels of the population in March, with only minor portions of senior executives’ grants delayed until July, at which time senior executives’ grants were conveyed only in RSUs.

To continue to promote pay-for-performance alignment while also considering the performance-based to time-based mix of each NEO’s long-term equity portfolio over time and low unvested outstanding equity balances due to below-target performance and payouts as well as stock price declines, the Compensation Committee awarded Messrs. Blackley, Johnson, and McCarthy an LTI mix of approximately 70% PSUs/30% RSUs (based on target grant date face value, which was the approach used by the Compensation Committee) for the 2025 long-term equity compensation awards, including the PSUs granted on March 3, 2025 and RSUs granted on both March 3, 2025 and July 1, 2025, as detailed above. The Compensation Committee awarded Ms. Rafferty an LTI mix of approximately 50% PSUs/50% RSUs (based on target grant date face value, which was the approach used by the Compensation Committee) for the 2025 long-term equity compensation awards, including the PSUs and RSUs granted on March 3, 2025.

The Compensation Committee awarded Mr. Weinberg an LTI mix of approximately 50% PSUs/50% RSUs (based on target grant date face value, which was the approach used by the Compensation Committee) for the 2025 annual equity compensation awards, including the PSUs granted on March 3, 2025 and the RSUs granted on both March 3, 2025 and July 1, 2025, as detailed above. The Compensation Committee also awarded Mr. Weinberg an incremental grant of 13,322 RSUs conveyed on July 1, 2025, in recognition of significant contributions on a number of strategic initiatives in the first half of 2025. The inclusion of this incremental special award to Mr. Weinberg resulted in his total LTI mix resting at 44% PSUs and 56% RSUs (calculated based on target grant date face value, which was the approach used by the Compensation Committee) for his total equity compensation awards granted in 2025.

For our NEOs, 2025 grant amounts were determined and established to deliver the total target compensation opportunity within an acceptable range of the peer group median for each respective position, noting that the target grant date “face” value of equity grants, based on closing stock price on the date of grant, which is the method used by the Compensation Committee to determine numbers of PSUs and RSUs, decreased by an aggregate -10.9% from 2024 to 2025.(1) The Compensation Committee considers its long-term equity compensation program to be a key component of the executive officer compensation program to motivate and reward executive officers over the long term and further align the interests of our executives with those of our stockholders.

2025 Performance Stock Units

On March 3, 2025, Mr. Blackley, Mr. Johnson, Mr. McCarthy, Ms. Rafferty, and Mr. Weinberg each received a grant of PSUs. The design of the PSUs serves to align management’s interests with those of long-term stockholders, incentivize decisions that promote appreciation of stockholder value and create retentive value over an established horizon. Since the Company wished to emphasize both two-year and three-year sustained performance horizons, the Compensation Committee determined it was appropriate to structure the performance such that 50% of each target PSU award would vest subject to a two-year performance period with and the remaining 50% of each target PSU award would vest subject to a three-year performance period.

For 2025, since the Committee and management wished to further bolster alignment with shareholder interests and acknowledged particular challenges in establishing multi-year operational goals due to volatility in the business, the Committee determined that PSUs may be earned over each respective

(1)

The grant-date fair value of PSUs and RSUs computed in accordance with ASC 718 increased by +20.2% for all named executive officers in aggregate, as shown in the Summary Compensation Table and Grants of Plan-Based Awards Table.

Evolent Health, Inc. Proxy Statement 2026	39

Compensation Discussion and Analysis

performance period based on the Company’s TSR relative to the TSR of the companies that comprise the S&P SmallCap 600 Index, based on the table below.

Company TSR Percentile Rank	Performance Level	Payout Percentage

<25th Percentile	Below Threshold	0%

25th Percentile	Threshold	50%

40th Percentile		75%

55th Percentile	Target	100%

70th Percentile		150%

85th Percentile		200%

95th Percentile	Maximum	250%

Irrespective of the outcome of the calculation above, In the event Evolent’s absolute TSR is negative, the payout percentage would be limited to no greater than the target payout percentage.

Restricted Stock Units

On March 3, 2025, each of the NEOs received grants of equity awards in the form of time-based RSUs. Then on July 1, 2025, Messrs. Blackley, Johnson, McCarthy and Weinberg received additional smaller grants of equity awards in the form of time-based RSUs, as a continuation of the annual grant following shareholder approval of additional shares under the 2015 Plan, as detailed above, and Mr. Weinberg received an incremental special grant, as detailed above. The RSUs vest 34% on the first anniversary of the grant date, and 33% on each of the second and third anniversaries of the grant date, subject to the individual’s continued employment through such date. RSUs are fair value awards that fluctuate with the upward and downward movement of the Company’s stock price. These awards serve to align management’s interest with those of stockholders, while at the same time creating more stability by providing an incentive for holders of RSUs to remain with the Company even if our stock price declines after the grant date.

Grants of stock-based awards to our NEOs are generally made as part of the broad grant to other Company employees, which occurs annually, typically in the first quarter of the calendar year, except as detailed above. The timing of annual grants generally is dictated by the timing of the completion of performance reviews and the timing of decisions regarding other forms of direct compensation. In certain circumstances, the Compensation Committee may also approve grants to be effective at other times, including grants for new hires and promotions after our regular annual grant date and for other circumstances as detailed above. Stock-based awards are made under the terms of the Company’s 2015 Plan and, in the case of stock options, are granted with an exercise price equal to the closing price of our common stock on the grant date, as reported on the NYSE. Our Board and Compensation Committee do not take into account material non-public information when determining the timing or terms of equity awards, nor do we time disclosure of material non-public information for the purpose of affecting the value of executive compensation. The Company has not awarded stock options (or similar awards) since 2018.

The following table summarizes total PSU and RSU awards to our NEOs made during 2025, as well as both the grant date fair value, calculated in accordance with ASC 718, and the target grant date “face” value based on closing stock price on the date of grant for both RSUs and target PSUs. In 2025, as in prior years, the Compensation Committee considered the target grant date “face” value for the purposes of determining the target number of PSUs. However, the grant date fair value calculated in accordance with the valuation methodology under ASC 718 for PSUs based on stock price metrics yields a much higher value than the target grant date “face” value. As shown in the Summary Compensation Table and Grants of Plan-Based Awards Table, grant date fair values increased over 2024 grant date values. However, as noted earlier in this CD&A, total target grant date face values were considerably lower in 2025 than in

40	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

2024, even though grant date fair values calculated in accordance with the valuation methodology under ASC 718 yielded values that were considerably higher in 2025 than in 2024.

	2025 Grant		Total Grant Date Fair Value(2)	Total Target Grant Date “Face” Value(3)
Name	Target PSUs	RSUs(1)

Seth Blackley	705,076	302,175	$12,699,086	$9,025,641

John Johnson	267,339	114,574	4,815,032	3,422,195

Daniel McCarthy	470,051	201,450	8,466,063	6,017,097

Emily Rafferty	72,938	72,937	1,659,331	1,279,323

Jonathan Weinberg	75,543	88,864	1,902,335	1,508,756

(1)

For Mr. Weinberg, his RSUs also includes an incremental grant of 13,322 RSUs conveyed on July 1, 2025, in recognition of significant contributions on a number of strategic initiatives in the first half of 2025.

(2)

The amounts reported in this column represent the aggregate grant-date fair value of PSUs and RSUs granted during 2025 as computed in accordance with ASC 718. For a further discussion of the assumptions used in the calculation of these amounts, please see Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. As of 12/31/2025, the fair value of each NEO’s 2025 equity for the purposes of the Pay vs. Performance disclosure was considerably lower than detailed in this column, as follows: Mr. Blackley: $3,546,027, Mr. Johnson: $1,344,528, Mr. McCarthy: $2,364,022, Ms. Rafferty: $533,537, and Mr. Weinberg: $605,884.

(3)

The amounts reported in this column represent the aggregate grant-date target face value of PSUs and RSUs granted during 2025, based on the closing stock price on the dates of grants. All PSUs were granted on March 3, 2025. As detailed in the Grants of Plan-Based Awards Table in this proxy statement, annual grants of RSUs were granted on March 3, 2025 and July 1, 2025 for all NEOs, while Mr. Weinberg also received an incremental special award on July 1, 2025, as described in footnote 1 above.

For further information regarding our PSU and RSU awards, see the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” and “Potential Payments Upon Termination or Change in Control” sections of this proxy statement.

Payout of 2023-2025 Performance Share Units

On March 1, 2023, Messrs. Blackley, Johnson, McCarthy and Weinberg and Ms. Rafferty each received a grant of PSUs. Given the criticality of Adjusted EBITDA and revenue as key drivers of long-term stockholder return, the Compensation Committee established an ambitious performance framework incorporating both of these metrics, which was intended to tightly-align management’s interests with those of long-term stockholders. For that purpose, Adjusted EBITDA and revenue growth were collectively evaluated based on “Company Value,” which is defined as the product of (i) Cumulative Adjusted EBITDA for 2023-2025, (ii) the ratio of 2025 revenue to 2022 revenue, and (iii) a valuation coefficient of 5. The Committee believed that such evaluation of sustained three-year Company Value performance was an appropriate complement to the annual evaluation of Adjusted EBITDA and annual revenue metrics under the Bonus Plans. For the 2023–2025 performance cycle, Company Value was $3,490.2 million, which was below the threshold Company Value of $3,818.0 million and therefore no awards were earned, as detailed in the table below.

Performance Level	Company Value(1) for 2023-2025	Percentage of Target Number of PSUs Earned

Below Threshold	< $3,818.0 M	0%

Threshold	$3,818.0 M	50%

Target	$5,004.0 M	100%

Target Plus	$6,030.0 M	175%

Maximum	Equal to or greater than $6,937.0 M	250%

Actual Company Value Performance	$3,490.2M	0%

(1)

Company Value is defined as the product of (i) the Cumulative Adjusted EBITDA for the 2023-2025 fiscal years, (ii) the ratio of 2025 revenue to 2022 revenue, and (iii) a valuation coefficient of 5, as adjusted for any business acquired during the period.

Evolent Health, Inc. Proxy Statement 2026	41

Compensation Discussion and Analysis

Based on the Company value performance shown above, no 2023-2025 PSUs were earned, as shown in the table below:

Name	Target Number of PSUs	Grant Date Fair Value	PSU Payout %	2023-2025 PSUs Earned	Realized Value(1)

Seth Blackley	137,670	$4,854,244	0.0	0	$0

John Johnson	47,630	1,679,434	0.0	0	0

Daniel McCarthy	92,800	3,130,768	0.0	0	0

Emily Rafferty	24,500	920,050	0.0	0	0

Jonathan Weinberg	12,758	449,847	0.0	0	0

(1)	The amounts represented in this column are the number of 2023-2025 PSUs earned multiplied by Evolent’s closing stock price on the vest date of December 31, 2025.

Payout of First of Two Tranches of 2024-2026 Performance Share Units

On March 1, 2024, Messrs. Blackley, Johnson, McCarthy and Weinberg and Ms. Rafferty each received a grant of PSUs. Given the criticality of Adjusted EBITDA and revenue as key drivers of long-term stockholder return, the Compensation Committee established ambitious Company Value goals, as for the 2023 PSUs, incorporating both of these metrics, as well as an additional aspirational absolute TSR modifier to further bolster alignment with stockholder returns. For the purposes of the 2024 PSUs, such performance measurement occurs over each of a two-year and a three-year horizon, with the first 50% of the award having matured at the end of 2025 and the balance scheduled to mature at the end of 2026. In the case of the 2024–2025 PSU tranche, Company Value is defined as the product of (i) Cumulative Adjusted EBITDA for 2024-2025, (ii) the ratio of 2025 revenue to 2023 revenue, and (iii) a valuation coefficient of 6.

The 2024 equity compensation program conveyed just over 90% of the grant date fair value of total equity compensation to Messrs. Blackley, Johnson, McCarthy, just over 75% of the grant date fair value of total equity compensation to Ms. Rafferty and just over 50% of the grant date fair value of total equity compensation to Mr. Weinberg, in PSUs that balanced an ambitious Company Value and absolute TSR performance framework representing a majority of the PSU award opportunity, and a smaller portion of the PSU award opportunity that enhanced the retentive aspects of the NEOs’ multi-year equity award portfolios. For the 2024–2025 performance cycle, Company Value was $1,776.7 million, which did not exceed the threshold Company Value of $3,445.9 million, and therefore the Company Value component of the calculation resulted in 50% of target PSUs, capturing the retentive element described above. This 50% was then further reduced based on absolute TSR of -88% which triggered a -10% reduction to the PSUs earned for the Company Value component and resulted in a payout of only the 45% of target retentive component for the first tranche of the 2024-2026 PSUs. When combined with stock price performance, these payouts of 45% of the target number of PSUs generated a realized value that represented a 95% decrease from the grant date fair value of these PSUs for each of the NEOs, reflecting alignment with stockholder returns.

Performance Level	Company Value(1) for 2024-2025	Percentage of Target Number of PSUs Earned

Threshold	Up to $3,445.9 M	50%

Target	$4,584.6 M	100%

Target Plus	$5,283.7 M	175%

Maximum	Equal to or greater than $5,972.9 M	300%

Actual Company Value Performance	$1,776.7M	50%

(1)

Company Value is defined as the product of (i) the Cumulative Adjusted EBITDA for the 2024-2025 fiscal years, (ii) the ratio of 2025 to 2023 revenue, and (iii) a valuation coefficient of 6, as adjusted for any business acquired during the period.

42	Evolent Health, Inc. Proxy Statement 2026

Compensation Discussion and Analysis

Pursuant to the terms of the award, and as described above, PSUs earned based on Company value goals are further subject to an absolute TSR modifier, as detailed in the table below:

TSR 1/1/2024–12/31/2025	Adjustment to # of PSUs Earned Based on Company Value

<-17%	-10%

-17% to +33%	No adjustment

>+33%	+10%

Actual TSR Performance:-87.9%	-10% Adjustment to # of PSUs earned

Based on the performance details shown above, the first tranche of the 2024-2026 PSUs (for the 2024–2025 measurement period) were paid out as follows to current NEOs:

Name	Target Number of PSUs for 2024–2025 Measurement Period	Grant Date Fair Value for 2024–2025 Measurement Period	PSU Payout %	PSUs Earned for 2024–2025 Measurement Period	Realized Value(1)	Realized Value on 12/31/2025 as % of Grant Date Fair Value

Seth Blackley	130,934	$4,616,733	45.0	58,920	$235,680	5.1%

John Johnson	54,556	1,923,645	45.0	24,550	98,200	5.1%

Daniel McCarthy	87,289	3,077,810	45.0	39,280	157,120	5.1%

Emily Rafferty	16,367	577,100	45.0	7,365	29,460	5.1%

Jonathan Weinberg	10,911	384,722	45.0	4,910	19,640	5.1%

(1)	The amounts represented in this column are the number of PSUs earned in the 2024–2025 measurement period multiplied by Evolent’s closing stock price on the vest date of December 31, 2025

Collectively, for PSU performance cycles culminating in 2025 (including the 2023-2025 cycle and the first tranche of the 2024-2026 cycle), the aggregate realized value of such awards represented more than a 97% decrease from the aggregate grant date fair value for each of the NEOs, reflecting general alignment with the shareholder experience over that performance timeframe.

Name	Aggregate Target Number of PSUs for 2023-2025 and 2024-2025 Periods	Aggregate Grant Date Fair Value for 2023-2025 and 2024-2025 Periods	Total PSUs Earned for 2023-2025 and 2024-2025 Periods	Aggregate Realized Value for 2023- 2025 and 2024- 2025 Periods	Realized Value on 12/31/2025 as % of Grant Date Fair Value

Seth Blackley	268,604	$9,470,977	58,920	$235,680	2.5%

John Johnson	102,186	3,603,079	24,550	98,200	2.7%

Daniel McCarthy	180,089	6,208,578	39,280	157,120	2.5%

Emily Rafferty	40,867	1,497,150	7,365	29,460	2.0%

Jonathan Weinberg	23,669	834,569	4,910	19,640	2.4%

Evolent Health, Inc. Proxy Statement 2026	43

Compensation Discussion and Analysis

Potential Payments Upon Termination or Change in Control

On January 27, 2021, the Company entered into individual severance and change in control agreements pursuant to which, Messrs. Blackley, Johnson, McCarthy, and Weinberg (the “Covered Executives”) are eligible to receive certain payments and benefits in the event that they are terminated involuntarily by the Company without Cause or resign from their employment with the Company for Good Reason (as defined in the applicable agreement), either prior to or after a change in control of the Company. These agreements were approved by the Board of Directors’ Compensation Committee in consultation with Exequity following a review of peer and industry plans and practices. The severance benefits vary depending on whether the qualifying termination occurs in connection with or within the 24-month period following a change in control of the Company (a “CIC Qualifying Termination”) or is not in connection with a change in control (a “Non-CIC Qualifying Termination”). Ms. Rafferty is not a party to a severance and change in control agreement with the Company.

If a Covered Executive incurs a Non-CIC Qualifying Termination, timely executes a release of claims and complies with applicable restrictive covenants, he will be entitled to receive the following: (i) for 12 months following termination for Mr. Johnson, Mr. McCarthy, and Mr. Weinberg, and for 18 months following termination for and Mr. Blackley (the “Non-CIC Severance Period”), cash payments equal to the Covered Executive’s base salary (1.5 times for Mr. Blackley) payable in ordinary payroll installments; (ii) a lump sum cash bonus for the fiscal year of termination based on (x) the Covered Executive’s target annual bonus in the case of a termination in the first six months of the fiscal year; or (y) actual performance in the case of a termination during the last six months of the fiscal year, in each case pro-rated based on the portion of the year elapsed prior to termination; (iii) for outstanding unvested time-vesting equity awards, additional service equal to the applicable Non-CIC Severance Period will be credited and for outstanding performance-based equity awards, the vesting will be determined at the end of the applicable performance period based on actual performance and pro-rated for the Covered Executive’s period of service during the performance period, including the Non-CIC Severance Period; and (iv) if the Covered Executive elects COBRA coverage under a group health plan of the Company, an amount that, after applicable taxes, is equal to the portion of the cost of coverage under the group health plan that is subsidized by the Company for active employees, for the applicable Non-CIC Severance Period or the period of COBRA coverage, if shorter.

If a Covered Executive incurs a CIC Qualifying Termination, timely executes a release of claims and complies with applicable restrictive covenants, he will be entitled to receive the following: (i) a cash lump sum equal to his then annual base salary plus his target bonus for the fiscal year of termination multiplied by 1.5 (multiplied by two for Mr. Blackley); (ii) a lump sum cash bonus for the fiscal year of termination based on (x) the Covered Executive’s target annual bonus in the case of a termination in the first six months of the fiscal year; or (y) actual performance in the case of a termination during the last six months of the fiscal year, in either case pro-rated based on the portion of the year elapsed prior to termination; (iii) outstanding unvested time-vesting equity awards will automatically vest in full, and any outstanding unvested performance-based equity awards will be deemed to have vested at the greater of target and actual performance through to the date of termination; and (iv) if the Covered Executive elects COBRA coverage under a group health plan of the Company, an amount that, after applicable taxes, is equal to the portion of the cost of coverage that is subsidized by the Company for active employees, for 18 months for each of Mr. Johnson, Mr. McCarthy, and Mr. Weinberg and for 24 months for Mr. Blackley, or for the period of COBRA coverage, if shorter.

Other Benefits

Our NEOs are entitled to employee benefits generally available to all full-time employees of the Company, including health and welfare benefits. In designing these offerings, the Company seeks to provide an overall level of benefits that is competitive with the level of benefits offered by similar companies in the markets in which it operates.

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Compensation Discussion and Analysis

Retirement Plans

The Company maintains a qualified defined contribution retirement plan (the “Evolent Health 401(k) Plan”) to allow employees to save for retirement in a tax-efficient manner. The plan is broadly available to eligible employees and does not discriminate in favor of the NEOs or other members of senior management. All our NEOs are eligible to participate in the Evolent Health 401(k) Plan in the same manner as all U.S. employees.

Participants are eligible for a discretionary annual match on up to 4% of eligible pay, subject to IRS-qualified plan compensation limits and highly compensated threshold limits and may not receive 401(k) benefits in excess of these limits. None of the NEOs participates in any defined benefit pension plans, non-qualified deferred compensation plans or supplemental retirement or executive savings plans.

Corporate Governance Policies

Prohibition on Derivative Trading, Hedging and Pledging

Under our policies, no director, officer or employee may buy or sell puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of the Company’s securities at any time. We also have an anti-pledging policy whereby no director, officer or employee may pledge Company securities.

Clawback Policy

In October 2023, the Board amended the Company’s executive compensation clawback policy (the “Clawback Policy”) to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, as implemented by NYSE listing standards and the SEC’s rules and regulations. Under the Clawback Policy, in the event that the Company is required to prepare an accounting restatement due to its material noncompliance with any financial reporting requirement under the federal securities laws, the Company will recover erroneously awarded incentive based compensation received by current and former executive officers during the three completed fiscal years immediately preceding the restatement date, unless one of the exceptions specified in the Clawback Policy is applicable to the particular circumstances.

To date, no executive officer has been subject to any recovery of incentive-based compensation under the Clawback Policy.

Stock Ownership Guidelines

To further align the long-term interests of our executives and our stockholders, in 2020, we adopted stock ownership guidelines applicable to our executive officers, certain other officers and directors. The guidelines require the relevant executives and directors to maintain the following beneficial ownership of shares of our common stock (measured in market value):

Group	Required ownership

Chief Executive Officer	6 times base salary

Other Executive Officers	3 times base salary

Non-Employee Directors	5 times cash retainer

Our executives and directors have five years from the effective date of their respective election, appointment or promotion, as the case may be, to satisfy these stock ownership guidelines. As of the time of the 2025 Annual Meeting, all NEOs and all directors had met or were on track to meet these stock ownership guidelines by their respective applicable dates. Given the material stock price drop since then, all executives and directors that are not in their 5-year accumulation period hold shares with a value less than their ownership guideline, as of the record date. However, none of these executives nor directors have sold shares of stock (other than to cover taxes) since that time.

Evolent Health, Inc. Proxy Statement 2026	45

Compensation Discussion and Analysis

Compensation Program Risk Assessment

As part of its oversight role, the Compensation Committee considers the impact of our compensation program, policies and practices (both at the executive and below-executive levels), on the Company’s overall risk profile. Specifically, the Compensation Committee, with assistance from our CEO, reviews the compensation plans, incentive plan design, incentive payouts and factors that may affect the likelihood of excessive risk taking to determine whether they present a significant risk to the Company. We believe that our pay program provides an effective balance in cash and equity mix and short- and longer-term performance periods, and also allows for the Compensation Committee’s discretion. The Company also maintains policies to mitigate compensation-related risk such as vesting periods on equity, insider-trading prohibitions, and independent Compensation Committee oversight. Based on the Compensation Committee’s most recent review, the Compensation Committee determined that the risks arising from the Company’s compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

46	Evolent Health, Inc. Proxy Statement 2026

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the CD&A set forth above with management. Based on its review and discussion with management, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.

Submitted by our Compensation Committee

Peter Grua, Chair

Richard Jelinek

Brendan Springstubb

This report shall not be deemed to be “soliciting material” or to otherwise be considered “filed” with the SEC or be subject to Regulation 14A or 14C (other than as provided in Item 407 of Regulation S-K) or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

Evolent Health, Inc. Proxy Statement 2026	47

COMPENSATION OF

NAMED EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth information concerning the compensation earned by our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated named executive officers, who we refer to as our NEOs, during our fiscal years ended December 31, 2025, 2024 and 2023.

Name and Principal Position	Year	Salary	Bonus		Stock Awards (1)		All Other Compensation (2)	Total Compensation

Seth Blackley	2025	$867,068	$ 660,000		$12,699,086	(4)	$14,000	$14,240,154
Chief Executive Officer (3)	2024	800,000	0		10,322,385		13,800	11,136,185
	2023	783,333	1,200,000		6,934,655		13,200	8,931,188

John Johnson	2025	$541,918	$ 0		$ 4,815,032		$13,721	$ 5,370,671
Former Chief Financial Officer; Chief Strategy Officer	2024	500,000	0		4,300,958		13,333	4,814,291
	2023	493,333	625,000		2,399,196		13,067	3,530,596

Daniel McCarthy	2025	$650,301	$ 495,000		$ 8,466,063		$11,915	$ 9,623,279
President	2024	591,667	0		6,881,589		11,667	7,484,923
	2023	535,000	850,000		4,367,308		11,317	5,763,625

Emily Rafferty	2025	$454,342	$ 277,171	(5)	$ 1,659,331		$13,781	$ 2,404,625
Former Chief Operating Officer; EVP, Customer Success	2024	420,833	34,000		1,540,579		13,800	2,009,212
	2023	384,500	300,000		1,593,860		13,200	2,291,560

Jonathan Weinberg	2025	$460,360	$ 262,969		$ 1,902,335		$14,000	$ 2,639,664
General Counsel	2024	425,000	0		1,527,649		13,800	1,966,449
	2023	425,000	675,000		899,694		13,200	2,012,894

(1)

The amounts reported in this column represent the aggregate grant-date fair value of PSUs and RSUs granted during 2025, 2024 and 2023 and, as computed in accordance with ASC 718. 2024 PSUs reflect the grant-date fair value based on probable performance at target. The grant date fair value of the 2025 PSUs if maximum performance of 250% is achieved as follows for Messrs. Blackley, Johnson, McCarthy, Weinberg and Ms. Rafferty, respectively: $24.6 million, $9.3 million, $16.4 million, $2.6 million and $2.5 million. For a further discussion of the assumptions used in the calculation of the grant-date fair values for the RSUs and PSUs pursuant to ASC 718, see Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025. For further discussion of PSUs and RSUs granted in 2025, see the section entitled “Long-Term Equity Compensation” in the “Compensation Discussion & Analysis” section of this proxy statement and the discussion in the “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table” section of this proxy statement.

(2)

For all NEOs, amounts reported in this column represent a 401(k) matching contribution provided by the Company to each NEO. The discretionary 401(k) matching contributions are made to each participant in the 401(k) in an amount up to 4% of the participant’s annual base salary, subject to certain limitations, and vest over a three-year period. As permitted by SEC rules, the amounts shown do not include life insurance premiums for coverage offered through programs available on a nondiscriminatory basis to all employees of the Company.

(3)	Mr. Blackley also serves as director of the Company but did not receive any compensation for his role as a director.

(4)

As detailed in the table entitled “Total Equity Award Adjustments for the First PEO” under footnote 3(a) in the “Pay Versus Performance” section of this proxy statement, the “Year End Fair Value of Equity Awards Granted During the Covered Year” (2025) to Mr. Blackley was $3,546,027.

(5)	Separate from her 2025 Bonus Plan award, during 2025, Ms. Rafferty received a $50,000 commission payment in connection with the retention of a large customer.

48	Evolent Health, Inc. Proxy Statement 2026

Compensation of Named Executive Officers

Grants of Plan-Based Awards

The following table shows information with respect to each equity-based award granted to our NEOs during 2025:

			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Common Stock or Units (2)	Grant Date Fair Value of Stock and Option Awards (3)
Name	Grant Date	Approval Date	Threshold (1)	Target (1)	Maximum (1)

Seth Blackley	3/3/2025	3/3/2025	352,538	705,076	1,762,690	—	$9,856,962
	3/3/2025	3/3/2025	—	—	—	235,025	2,061,169
	7/1/2025	3/3/2025	—	—	—	67,150	780,955

John Johnson	3/3/2025	3/3/2025	133,670	267,339	668,348	—	3,737,399
	3/3/2025	3/3/2025	—	—	—	89,113	781,521
	7/1/2025	3/3/2025	—	—	—	25,461	296,111

Daniel McCarthy	3/3/2025	3/3/2025	235,026	470,051	1,175,128	—	6,571,313

	3/3/2025	3/3/2025	—	—	—	156,683	1,374,110

	7/1/2025	3/3/2025	—	—	—	44,767	520,640

Emily Rafferty	3/3/2025	3/3/2025	36,469	72,938	182,345	—	1,019,673

	3/3/2025	3/3/2025	—	—	—	72,937	639,657

Jonathan Weinberg	3/3/2025	3/3/2025	37,772	75,543	75,543	—	1,056,091

	3/3/2025	3/3/2025	—	—	—	65,470	574,172

	7/1/2025	3/3/2025	—	—	—	23,394	272,072

(1)	The threshold, target and maximums represent 50%, 100% and 250% of the number of PSUs potentially awarded.

(2)	Reflects time-based RSUs granted under the 2015 Plan.

(3)

The amounts reported in this column represent the aggregate grant-date fair value of PSUs and RSUs granted during 2025 as computed in accordance with ASC 718. For a further discussion of the assumptions used in the calculation of these amounts, please see Note 14 of Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

The following describes material features of the compensation disclosed in the Summary Compensation Table and the Grants of Plan-Based Awards table. Consistent with our policy, we have not entered into employment agreements with any of our NEOs. For further information on the material features of the 2025 Bonus Plan, see the section entitled “Annual Cash Incentive Plan” in the “Compensation Discussion & Analysis” section of this proxy statement.

Performance Stock Unit Awards and Restricted Stock Unit Awards Under the 2015 Plan

As part of our annual equity award grants in March 2023, 2024 and 2025, as well as in July 2025, our Compensation Committee approved the grant of equity-based awards under the 2015 Plan to certain of our employees, including our NEOs, in the form of RSUs and PSUs (2023, 2024 and 2025). The RSUs granted to our NEOs vest 34% on the first anniversary of the grant date, and 33% on each of the second and third anniversaries of the grant date for RSUs granted in 2023, 2024 and 2025. The terms and conditions of the PSUs granted to our NEOs in 2025 as well as in 2023 and 2024 are described in the sections entitled “2025 Performance Stock Units,” and “Payout of the First of Two Tranches of 2024-2026 Performance Share Units” in the “Compensation Discussion & Analysis” section of this proxy statement.

The award agreements under the 2015 Plan contain restrictive covenants, including confidentiality, non-competition and non-solicitation obligations.

Evolent Health, Inc. Proxy Statement 2026	49

Compensation of Named Executive Officers

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our NEOs as of December 31, 2025:

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares of Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Seth Blackley	2/1/2017	45,956	—	—	18.25	2/1/2027	—		—	—	—
	2/1/2018	50,505	—	—	13.95	2/1/2028	—		—	—	—
	3/1/2023	—	—	—	—	—	19,471	(2)	77,884	—	—
	3/1/2024	—	—	—	—	—	19,203	(2)	76,812	—	—
	3/1/2024	—	—	—	—	—	189,854	(3)	759,417	—	—
	3/3/2025	—	—	—	—	—	235,025	(2)	940,100	—	—
	3/3/2025	—	—	—	—	—	705,076	(4)	2,820,304	—	—
	7/1/2025	—	—	—	—	—	67,150	(2)	268,600	—	—

John Johnson	5/1/2016	7,896	—	—	12.22	5/1/2026	—		—	—	—
	2/1/2017	4,595	—	—	18.25	2/1/2027	—		—	—	—
	2/1/2018	21,044	—	—	13.95	2/1/2028	—		—	—	—
	3/1/2023	—	—	—	—	—	6,736	(2)	26,944	—	—
	3/1/2024	—	—	—	—	—	79,105	(3)	316,422	—	—
	3/1/2024	—	—	—	—	—	8,001	(2)	32,004	—	—
	3/3/2025	—	—	—	—	—	89,113	(2)	356,452	—	—
	3/3/2025	—	—	—	—	—	267,339	(4)	1,069,356	—	—
	7/1/2025	—	—	—	—	—	25,461	(2)	101,844	—	—

Daniel McCarthy	2/1/2017	3,064	—	—	18.25	2/1/2027	—		—	—	—
	2/1/2018	16,835	—	—	13.95	2/1/2028	—		—	—	—
	3/1/2019	14,368	—	—	13.29	3/1/2029	—		—	—	—
	3/1/2023	—	—	—	—	—	9,094	(2)	36,376	—	—
	3/1/2024	—	—	—	—	—	126,569	(3)	506,276	—	—
	3/1/2024	—	—	—	—	—	12,802	(2)	51,208	—	—
	3/3/2025	—	—	—	—	—	156,683	(2)	626,732	—	—
	3/3/2025	—	—	—	—	—	470,051	(4)	1,880,204	—	—
	7/1/2025	—	—	—	—	—	44,767	(2)	179,068	—	—

50	Evolent Health, Inc. Proxy Statement 2026

Compensation of Named Executive Officers

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options - Exercisable	Number of Securities Underlying Unexercised Options - Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares of Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested

Emily Rafferty	2/1/2017	9,191	—	—	18.25	2/1/2027	—		—	—	—
	2/1/2018	16,835	—	—	13.95	2/1/2028	—		—	—	—
	3/1/2019	14,368	—	—	13.29	3/1/2029	—		—	—	—
	3/1/2023	—	—	—	—	—	5,775	(2)	23,100	—	—
	3/1/2024	—	—	—	—	—	23,731	(3)	94,926	—	—
	3/1/2024	—	—	—	—	—	7,201	(2)	28,804	—	—
	3/3/2025	—	—	—	—	—	72,937	(2)	291,748	—	—
	3/3/2025	—	—	—	—	—	72,938	(4)	291,752	—	—

Jonathan Weinberg	2/1/2017	12,255	—	—	18.25	2/1/2027	—		—	—	—
	3/1/2023	—	—	—	—	—	4,210	(2)	16,840	—	—
	3/1/2024	—	—	—	—	—	15,821	(3)	63,284	—	—
	3/1/2024	—	—	—	—	—	14,402	(2)	57,608	—	—
	3/3/2025	—	—	—	—	—	65,470	(2)	261,880	—	—
	3/3/2025	—	—	—	—	—	75,543	(4)	302,172	—	—
	7/1/2025	—	—	—	—	—	23,394	(2)	93,576	—	—

(1)	The values reported in this column are based on the closing price of the Company’s Class A common stock on the NYSE on December 31, 2025 ($4.00).

(2)

34% of the award vests on the first anniversary of the grant date, and 33% of the award vests on the second and third anniversary of the grant date, subject to the NEO’s continued employment through the applicable vesting date.

(3)

The number of shares or units reported and the payout value reported are based upon achieving target performance. The terms of the PSU awards provide for vesting, if at all, upon the second and third anniversary of the grant date. Shares are earned based on a sliding scale of performance above and below the performance goal. The sliding scale is anchored by a minimum performance requirement of Company value. Per the agreements, Company value is calculated using a formula based on revenue growth and cumulative Adjusted EBITDA, as adjusted for any acquired business during the period. If the minimum performance goal is not achieved, then no performance shares are earned. If 100% of the performance goal is achieved, then award is paid at target and if the maximum performance is achieved, then 300% of the targeted shares are earned. If the Company value falls between tiers on the sliding scale, the actual Company value payout percentage shall be determined by linear interpolation between the percentages on a straight-line basis. Additionally, the PSUs will be subject to a +/- 10% absolute TSR modifier.

(4)

The number of shares or units reported and the payout value reported are based upon achieving target performance. The terms of the PSU awards provide for vesting, if at all, upon the second and third anniversary of the grant date. Shares are earned based on a sliding scale of performance above and below the performance goal. The sliding scale is anchored by a minimum performance requirement of Company value. Per the agreements, Company value is calculated using a formula based on revenue growth and cumulative Adjusted EBITDA, as adjusted for any acquired business during the period. If the minimum performance goal is not achieved, then no performance shares are earned. If 100% of the performance goal is achieved, then award is paid at target and if the maximum performance is achieved, then 250% of the targeted shares are earned. If the Company value falls between tiers on the sliding scale, the actual Company value payout percentage shall be determined by linear interpolation between the percentages on a straight-line basis. Additionally, the PSUs will be subject to a +/- 10% absolute TSR modifier.

Evolent Health, Inc. Proxy Statement 2026	51

Compensation of Named Executive Officers

2025 Option Exercises and Stock Vested

The following table shows a summary of any stock option exercises as well as the vesting of RSUs and PSUs with respect to our NEOs in 2025.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)	Number of Shares Acquired on Vesting	Value Realized on Vesting (2)

Seth Blackley	—	—	223,872	$1,977,113

John Johnson	—	—	88,360	781,248

Daniel McCarthy	—	—	123,195	1,088,254

Emily Rafferty	—	—	24,935	222,958

Jonathan Weinberg	—	—	35,120	313,388

(1)	Calculated using the closing price of a share of our common stock on the exercise date, less the strike price of the option.

(2)	Calculated using the closing price of a share of our common stock on the vesting date.

52	Evolent Health, Inc. Proxy Statement 2026

Compensation of Named Executive Officers

Summary of Potential Payments Upon Termination or Change in Control

The following table shows the estimated value of benefits to our NEOs if their employment had been terminated under the various circumstances described below as of December 31, 2025, or upon the occurrence of a change in control. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, distributions under our 401(k) retirement plan (which plan is generally available to all of our employees) and the value of equity awards that were vested by their terms as of December 31, 2025.

	Without Cause / For Good Reason (No CIC) (1)		Without Cause /For Good Reason (In Connection with CIC) (1)

Seth Blackley
Severance Pay (base salary and bonus components)	$ 1,980,000	(2)	$ 4,020,000	(3)
Employer-Paid COBRA (4)	34,719		46,293
Value of Equity Award Acceleration (5)	4,215,659		4,540,217

TOTAL	6,230,378		8,606,510

John Johnson
Severance Pay (base salary and bonus components)	550,000	(2)	1,206,563	(3)
Employer-Paid COBRA (4)	—		—
Value of Equity Award Acceleration (5)	1,334,336		1,597,491

TOTAL	1,884,336		2,804,054

Daniel McCarthy
Severance Pay (base salary and bonus components)	1,155,000	(2)	2,385,000	(3)
Employer-Paid COBRA (4)	33,389		50,084
Value of Equity Award Acceleration (5)	2,281,658		2,742,663

TOTAL	3,470,047		5,177,747

Emily Rafferty (6)	—		—
Severance Pay (base salary and bonus components)	—		—
Employer-Paid COBRA	—		—
Value of Equity Award Acceleration	—		—

TOTAL	—		—

Jonathan Weinberg
Severance Pay (base salary and bonus components)	730,469	(2)	1,442,344	(3)
Employer-Paid COBRA (4)	33,371		50,057
Value of Equity Award Acceleration (5)	467,840		612,108

TOTAL	1,231,680		2,104,509

(1)	Company’s NEOs are not entitled to any termination payments on single trigger change in control, death/disability, retirement or other termination without Cause or Good Reason.

(2)	Amounts calculated based on the dollar value of the 2025 base salary and annual bonus, that would have been payable for 2025.

(3)	Amounts calculated based on 2025 base salary and 2026 target bonus, plus actual bonus that would have been payable for 2025.

Evolent Health, Inc. Proxy Statement 2026	53

Compensation of Named Executive Officers

(4)

Amounts represent the dollar value of the incremental cost to the Company by providing continuing health, dental and vision coverage based on the individual’s selected coverage in effect immediately before the hypothetical termination of December 31, 2025.

(5)

The amounts indicated represent the market value of all unvested RSUs and unearned PSUs that would have vested upon Termination with Good Reason or Without Cause in both CIC and non-CIC situations as of December 31, 2025. The amounts were calculated based on the closing price of our common stock of $4.00 on December 31, 2025.

(6)	Ms. Rafferty is not a party to a severance and change in control agreement with the Company.

Narrative to the Potential Payments Upon Termination or Change in Control Table

The material terms of the severance and change in control agreements for Messrs. Blackley, Johnson, McCarthy and Weinberg are described under the heading “Executive Compensation—Compensation Discussion and Analysis—Severance and Change in Control Agreements for Executive Officers.”

The severance and change in control agreements for each of Messrs. Blackley, Johnson, McCarthy and Weinberg operate with a “double trigger” in the event of a change in control, meaning severance payments do not occur unless the employment is involuntarily terminated (other than for Cause or Good Reason) within 24 months following a change in control, provided that each executive timely executes a release of claims and complies with applicable restrictive covenants.

“Cause” is defined in each separation and change in control agreement as (a) the executive’s failure to perform any of executive’s material duties to the Company, including, without limitation, a breach of the Company’s Code of Business Conduct and Ethics, conflict of interest or employment policies; (b) the executive’s misappropriation of a material business opportunity of the Company, including securing or attempting to secure any personal profit in connection with any transaction entered into on behalf of the Company; (c) the executive’s misappropriation (or attempted misappropriation) of any Company funds or property; (d) the executive’s conviction of, indictment for (or its procedural equivalent), or entering of a guilty plea or plea of no contest with respect to (or its procedural equivalent), a felony or any other crime involving dishonesty or theft of property; (e) the executive’s commission of one or more acts of sexual harassment in violation of applicable federal, state or local laws; (f) the executive’s use of illegal drugs, abuse of controlled substances, or abuse or excessive use of alcohol, which (in the case of alcohol use) interferes with or affects executive’s responsibilities to the Company or which reflects negatively upon the integrity or reputation of the Company; or (g) the executive’s breach of the terms of the applicable severance and change in control agreement, any other employment agreement, any confidentiality agreement, non-competition agreement or non-solicitation agreement or any other material agreement between Executive and the Company, after giving effect to the notification provisions, if any, and the mechanisms to remedy or cure such breach as described in any such agreement.

“Good Reason” is defined in each separation and change in control agreement as the occurrence, without the executive’s written consent, of (a) a material reduction in executive’s annual base salary or target bonus, as the same may be increased from time to time; (b) the assignment of duties to executive inconsistent in any material respect with executive’s position, authority or responsibilities with the Company, or any other action or omission by the Company which results in a material diminution of such position, authority or responsibilities; (c) a relocation of executive’s principal work location by more than fifty (50) miles from such location as of immediately prior to the date of termination; (d) a material diminution of the authority, duties or responsibilities of the supervisor to whom executive reports; or (e) any material breach of the applicable separation and change in control agreement by the Company. Notice and cure provisions apply.

None of the severance and change in control agreements for Messrs. Blackley, Johnson, McCarthy and Weinberg provide for the payment of any amounts or provision of any benefits upon death or due to disability.

54	Evolent Health, Inc. Proxy Statement 2026

EQUITY COMPENSATION PLAN INFORMATION

The following table shows certain information as of December 31, 2025, concerning our compensation plans under which equity securities of the Company are authorized to be issued.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (1) (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)

Equity compensation plans approved by security holders	7,262,026	$15.39	6,018,082

Equity compensation plans not approved by security holders	—	—	—

Total	7,262,026	$15.39	6,018,082

(1)

Equity compensation plans approved by stockholders which are included in column (a) are the 2015 Plan (which includes 4,471,161 and 2,446,220 shares underlying outstanding RSUs and PSUs, respectively, and 344,645 shares to be issued upon exercise of outstanding options). Because there is no exercise price associated with RSUs and PSUs, these stock awards are not included in the weighted-average exercise price calculation presented in column (b). As of April 9, 2026, 579,689 shares remain available for future issuance under the 2015 Plan. As of April 9, 2025, there were 12,803,497 shares subject to outstanding awards under the 2015 Plan, of which 3,481,319 and 8,977,533 shares of our Class A common stock were subject to outstanding RSUs and PSUs, respectively, under the 2015 Plan, 344,645 shares of our Class A common stock were subject to outstanding stock options under the 2015 Plan with a weighted average exercise price of $15.40 and a weighted average remaining contractual term of 3.32 years.

(2)

Represents shares available for future issuance under the 2015 Plan. As of April 9, 2026, there were a total of 344,645 shares of our Class A common stock subject to outstanding stock options under both our 2011 Plan and 2015 Plan with a weighted average exercise price of $15.40 and a weighted average remaining contractual term of 3.32 years.

Evolent Health, Inc. Proxy Statement 2026	55

PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees (other than our CEO) and the annual total compensation of Seth Blackley, our CEO.

As of December 31, 2025, which is the date we used to determine our employee population for purposes of identifying our median employee, we had 4,410 full-time and part-time employees, 3,311 of whom are located in the United States, 951 in Pune, India, and 148 in the Philippines. We did not include independent contractors we retained during 2025.

For the median employee from our employee population, we combined all of the elements of such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K for determining total compensation in the Summary Compensation Table, except that the estimated value of health and welfare benefits under non-discriminatory benefit plans (estimated for the employee and such employee’s eligible dependents at $9,111) was also included in the calculation of the median employee’s total annual compensation for 2025 for purposes of this pay ratio disclosure, resulting in annual total compensation of $74,011.

The 2025 annual total compensation for our CEO, as reported in the Summary Compensation Table in this proxy statement, was $14,240,154. To maintain consistency between the annual total compensation of our CEO and the median employee, we added the estimated value of our CEO’s health and welfare benefits under non-discriminatory benefit plans (estimated for our CEO and our CEO’s eligible dependents at $17,197) to the amount reported in the Summary Compensation Table. This resulted in 2025 annual total compensation for our CEO for purposes of determining the pay ratio in the amount of $14,257,351. The 2025 median annual total compensation for all employees of our Company (other than our CEO), determined in accordance with the requirements for determining total compensation in the Summary Compensation Table (including the estimated value of health and welfare benefits), was $74,011. The ratio of our CEO’s annual total compensation to the median annual total compensation of all our employees (other than our CEO) for 2025 is 192.6 to 1. We believe this ratio represents a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

56	Evolent Health, Inc. Proxy Statement 2026

PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation
S-K,
we are providing the following information about the relationship between compensation actually paid (as defined in Item 402(v)) and performance.

Year (a)	Summary Compensation Table Total for First Principal Executive Officer (PEO) (1),(2) (b)	Compensation Actually Paid to First PEO (2),(3) (c)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers (NEOs) (1),(4) (f)	Average Compensation Actually Paid to Non-PEO Named Executive Officers (4),(5) (g)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions) (7) (j)	Adjusted EBITDA (millions) (8) (k)
					Total Shareholder Return (h)	Peer Group Total Shareholder Return (6) (i)

2025	$14,240,154	$2,579,609	$5,009,560	$1,017,423	$25	$99	$(579.4)	$151.2

2024	$11,136,185	$(9,303,498)	$4,068,719	$(1,879,686)	$70	$81	$(93.5)	$160.5

2023	$8,931,288	$20,107,978	$3,194,539	$4,423,729	$206	$82	$(142.3)	$194.7

2022	$7,725,414	$11,798,548	$2,510,071	$2,954,548	$175	$77	$(19.2)	$106.3

2021	$6,526,285	$21,855,154	$1,642,000	$3,128,760	$173	$96	$(37.6)	$66.0

(1)
The PEO for 2025 was Seth Blackley, and the
non-PEO
NEOs for 2025 were John Johnson, Daniel McCarthy, Emily Rafferty and Jonathan Weinberg. The PEO for 2024 was Seth Blackley, and the
non-PEO
NEOs for 2024 were John Johnson, Daniel McCarthy, Emily Rafferty, and Jonathan Weinberg. The PEO for 2023 was Seth Blackley, and the
non-PEO
NEOs for 2023 were John Johnson, Daniel McCarthy, Emily Rafferty, Steve Tutewohl, and Jonathan Weinberg. The PEO for 2022 was Seth Blackley, and the
non-PEO
NEOs for 2022 were John Johnson, Daniel McCarthy, Steve Tutewohl, and Jonathan Weinberg. The PEO for 2021 was Seth Blackley, and the
non-PEO
NEOs for 2021 were John Johnson, Steve Tutewohl, Jonathan Weinberg, and Aammaad Shams.

(2)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Seth Blackley for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Summary Compensation Table.”

(3)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Seth Blackley, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual amount of compensation earned by or paid to Seth Blackley during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to Blackley’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for First PEO	Deduct Reported Value of Equity Awards	Add Equity Award Adjustments (a)	Compensation Actually Paid to First PEO (a)

2025	$14,240,154	($12,699,086)	$1,038,541	$2,579,609

Evolent Health, Inc. Proxy Statement 2026	57

Pay Versus Performance

(a)
Since the Company does not provide any qualified or
non-qualified
defined benefit pension plans or other post-employment defined benefit plans to our executive officers, no adjustments relating to defined benefit and pension plans (as applicable) were made to total compensation for each year to determine compensation actually paid. The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

		Total Equity Award Adjustments for First PEO
Year	Deduct Grant Date Fair Value of Equity Awards Disclosed in the Summary Compensation Table	Add Year End Fair Value of Equity Awards Granted During the Covered Year	Add Change in Fair Value of Outstanding and Unvested Equity Awards	Value of Awards Granted in Prior Years Vesting During the Covered Year	Subtract Fair Value of Awards Granted in Prior Years that Fail to Meet Applicable Vesting Conditions During the Covered Year	Total Equity Award Adjustments for First PEO

2025	($12,699,086)	$3,546,027	($781,203)	($642,131)	($1,084,151)	$1,038,541

(4)	The dollar amounts reported in column (f) represent the average of the amounts reported for the non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.

(5)
The dollar amounts reported in column (g) represent the average amount of “compensation actually paid” to the non-PEO
NEOs as a group, as computed in accordance with Item 402(v) of Regulation
S-K.
The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the non-PEO
NEOs as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation
S-K,
the following adjustments were made to average total compensation for the non-PEO
NEOs as a group for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deduct Average Reported Value of Equity Awards	Add Average Equity Award Adjustments (a)	Average Compensation Actually Paid to Non-PEO NEOs (a)

2025	$5,009,560	($4,210,690)	$218,553	$1,017,423

58	Evolent Health, Inc. Proxy Statement 2026

Pay Versus Performance

(a)
The following adjustments were made to the average reported value of equity awards disclosed in the summary compensation table for our non-PEO
NEOs to determine compensation actually paid, using the same methodology described above in Note 3(a):

Year	Deduct Grant Date Fair Value of Equity Awards Disclosed in the Summary Compensation Table	Add Year End Fair Value of Equity Awards Granted During the Covered Year	Add Change in Fair Value of Outstanding and Unvested Equity Awards	Add Change in Fair Value of Outstanding and Unvested Equity Awards	Subtract Fair Value of Awards Granted in Prior Years that Fail to Meet Applicable Vesting Conditions During the Covered Year	Average Total Equity Award Adjustments for Non-PEO NEOs

2025	($4,210,690)	$1,211,993	($385,113)	($322,658)	($285,668)	$218,553

(6)	Reflects the Nasdaq Healthcare Index, as disclosed by Evolent for the purposes of Item 201(e) of Regulation S-K.

(7)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(8)
The Company believes Adjusted EBITDA is the financial performance measure most closely linked to the calculation of compensation actually paid. Adjusted EBITDA is a non-GAAP
measure. Refer to Appendix A of this proxy for a reconciliation to net loss attributable to common shareholders of the Company.

Analysis of the Information Presented in the Pay versus Performance Table: CAP vs. TSR

Evolent Health, Inc. Proxy Statement 2026	59

Pay Versus Performance

Analysis of the Information Presented in the Pay versus Performance Table: CAP vs. Net Income

Analysis of the Information Presented in the Pay versus Performance Table: CAP vs. Adjusted EBITDA

The tables above demonstrate that for the second straight year, CAP is considerably lower than it was in prior years, although it increased from 2024 to 2025. Over time, CAP for the PEOs and
Non-PEO
NEOs trended directionally with the Company’s cumulative TSR each year from 2020 through 2024, although CAP increased for both the PEO and the average of the
Non-PEO
NEOs from 2024 to 2025 while TSR decreased. The relationships between CAP and both net income and the Company Selected Measure (Adjusted EBITDA), were mixed. Increases in CAP from 2020 to 2021 aligned with an increase in net income, but CAP decreased from 2021 to 2022 and from 2023 to 2024 even as net income increased and CAP increased from 2022 to 2023 and 2024 to 2025 even as net income decreased. Increases in CAP from 2020 to 2021 and 2022 to 2023 aligned with an increase in Adjusted EBITDA, while decreases in CAP from 2023-2024 aligned with a decrease in Adjusted EBITDA, but CAP decreased from 2021 to 2022 even as Adjusted EBITDA increased and CAP increased from 2024 to 2025 while Adjusted EBITDA decreased slightly. These relationships are generally indicative of our focus on equity compensation over cash

60	Evolent Health, Inc. Proxy Statement 2026

Pay Versus Performance

compensation and volatile due to our stock price volatility, as changes in CAP are largely attributable to the fluctuation in the CAP values of equity awards, which correlate with increases and decreases in stock price and cumulative TSR. CAP and Adjusted EBITDA are also far more correlated than CAP and net income, which is expected based on the impact of EBITDA on both of our Annual Bonus program and our PSUs. Over the measurement period, our cumulative TSR has underperformed that of the peer group, but has been considerably more volatile than the peer Index as a whole.
Tabular List of Financial Performance Measures
The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s PEOs and non-PEO
NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:

•	Adjusted EBITDA

•	Revenue Growth

•	Revenue Bookings Growth

•	Employee engagement

•	Total Shareholder Return

•	Stock Price

Evolent Health, Inc. Proxy Statement 2026	61

PROPOSAL 3:

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION FOR 2025

We are asking stockholders to approve an advisory resolution on the compensation of our NEOs as reported in this proxy statement, commonly referred to as the “say-on-pay” vote. Although the say-on-pay vote is advisory and therefore non-binding on us, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program. As described above in the “Compensation Discussion and Analysis” section of this proxy statement, the Compensation Committee has structured our executive compensation program to achieve the following key objectives:

•	Attract and retain highly qualified and productive executives.

•	Motivate executives to enhance our overall performance and profitability through the successful execution of the Company’s short- and long-term business strategies, with an emphasis on the long-term.

•	Align the long-term interests of our executives and stockholders through ownership of Evolent Health, Inc.’s Class A common stock by executives and by rewarding stockholder value creation.

•	Deliver an externally competitive and transparent total compensation structure.

•	Reflect our pay-for-performance philosophy.

•	Ensure that compensation opportunities are competitive.

We encourage stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which provides an overview of our executive compensation policies and procedures, how they operate and are designed to achieve our pay-for-performance objectives and how they were applied for 2025. The Summary Compensation Table and other related compensation tables and narrative provide detailed information on the compensation of our NEOs. The Compensation Committee and the Board believe that the policies and procedures articulated in the “Compensation Discussion and Analysis” section of this proxy statement are effective in achieving our goals and that the compensation of the NEOs reported in this proxy statement has contributed to our success.

In accordance with Section 14A of the Exchange Act and as a matter of good corporate governance, we are asking stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables, notes and narrative in this proxy statement.”

The next say-on-pay vote will occur at our 2027 annual meeting, and the next say-on-frequency vote will occur at our 2030 annual meeting.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NEOs FOR 2025 ON AN ADVISORY BASIS.

62	Evolent Health, Inc. Proxy Statement 2026

PROPOSAL 4:

AMENDMENT TO THE AMENDED AND RESTATED EVOLENT HEALTH, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

General

On April 20, 2026, our Board approved an amendment to the Evolent Health, Inc. Amended and Restated 2015 Omnibus Incentive Compensation Plan (as previously amended on June 5, 2025 and by such proposed amendment, the “Amended 2015 Plan”); as amended through the date hereof (not including the proposed amendment, the “2015 Plan”) subject to approval by our stockholders, to:

•

Authorize an additional 9,300,000 shares of Class A common stock for issuance under the Amended 2015 Plan, including increase of 9,300,000 shares of Class A common stock to the limit under the Amended 2015 Plan on the number of shares of Class A common stock that may be granted and delivered pursuant to incentive stock options.

Other than as described above, we are not seeking to make any other changes to the 2015 Plan at this time. If the Amended 2015 Plan is approved by the stockholders at the Annual Meeting, it will become immediately effective as of the date of the Annual Meeting.

Our Board believes the increase in the number of shares of our Class A common stock reserved and available for awards under the Amended 2015 Plan is in the best interest of the Company and our stockholders. The Company believes that equity-based awards are an important part of its overall compensation program as it fosters the Company’s investment in its employees, directors and consultants and reinforces the link between the Company’s financial interests and those of its other shareholders. Additionally, the Board believes the Company must continue to offer competitive equity compensation packages in order to attract and motivate the talent necessary for our growth and success. The Board approved the Amended 2015 Plan to help ensure that there is a sufficient number of shares available to adequately incentivize and retain its employees, directors and consultants and attract qualified employees to support our operations.

If this Proposal 4 is not approved, the Board expects that the Company will not have enough shares available under the 2015 Plan to grant stock-settled awards for the balance of 2026 and in the first half of 2027 in amounts determined to be appropriate by the Compensation Committee. As such, if this Proposal 4 is not approved, we may consider making cash-settled awards to maintain a competitive compensation program and attract and retain talented individuals; however, we believe stock-settled awards provide better alignment with shareholders’ interests. Further, we prefer to utilize our cash to pay down our debt, as well as to invest in our business.

The Board recognizes that equity compensation awards dilute shareholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and the Board believes the historical share usage has been responsible and mindful of shareholder interests. Certain provisions in the Amended 2015 Plan are designed to protect the Company’s shareholders’ interests and to reflect corporate governance best practices.

As of April 9, 2026, there were (a) 114,018,274 shares of our Class A common stock and no shares of our Class B common stock outstanding of which 12,803,497 are subject to outstanding awards under the 2011 Plan and 2015 Plan, and (b) 579,689 shares of our Class A common stock remaining available for future grants under the 2015 Plan (as further detailed below). Specifically, and as of April 9, 2026, under the 2011 and 2015 Plan, there were 3,481,319 and 8,977,533 shares of our Class A common stock subject to outstanding RSUs, and PSUs, respectively, totaling 12,458,852 shares and 344,645 shares of our Class A common stock subject to outstanding stock options, with a weighted average exercise price of $15.40 and a weighted average remaining contractual term of 3.32 years. The 2015 Plan authorizes the issuance of 26,561,000 shares of Class A common stock. If stockholders approve the Amended 2015 Plan, the total number of shares of Class A common stock authorized for issuance under the 2015 Plan would be

Evolent Health, Inc. Proxy Statement 2026	63

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

increased by 9,300,000 shares to 35,861,000 shares. Based on the number of shares of our Class A common stock issued or subject to outstanding awards under the 2015 Plan as of April 9, 2026, if the Amended 2015 Plan is approved by our stockholders, there would be 9,879,689 shares of our Class A common stock available for future grants under the Amended 2015 Plan.

Presented below is a table summarizing our common stock outstanding, shares of common stock available for future grants and outstanding equity awards under both the 2011 Plan and 2015 Plan, as of April 9, 2026.

Company Common Stock Outstanding

Class A	114,018,274

Shares of Class A Common Stock Available for Grant

579,689

	Weighted Average Exercise Price	Weighted Average Remaining Term	Number of Outstanding Equity Awards

Outstanding Stock Options	$15.39	3.32 years	344,645

Outstanding RSUs and PSUs	—	—	12,458,852

Total	$15.39	3.32 years	12,803,497

To ensure an adequate supply of shares available for future awards, our Board has approved, and recommends stockholders approve, the Amended 2015 Plan.

Description of the Amended 2015 Plan

A summary of the material terms of the Amended 2015 Plan is set forth below and the full text of the proposed amendment is attached hereto as Appendix B. The following summary of the material terms of the Amended 2015 Plan is qualified in its entirety by reference to Appendix B, the Amended and Restated 2015 Omnibus Incentive Compensation Plan (which is filed as Appendix D to our Definitive Proxy Statement on Schedule 14A filed on April 30, 2021) and the Amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan (which is filed as Appendix B to our Definitive Proxy Statement on Schedule 14A filed on April 25, 2025).

Purpose. The purpose of the Amended 2015 Plan would be to promote the interests of the Company and our stockholders by attracting and retaining exceptional directors, officers, employees and consultants and to enable such individuals to participate in the long-term growth and financial success of the Company.

Administration. The Amended 2015 Plan would be administered by the Compensation Committee of our Board. Subject to the terms of the Amended 2015 Plan and applicable law, the Compensation Committee would have the sole authority to administer the Amended 2015 Plan, including but not limited to: (i) taking actions and making determinations that it deems necessary or desirable for the administration of the plan, (ii) designating award recipients, (iii) determining the type of awards, (iv) determining the number of shares or dollar value to be covered by awards, (v) determining the terms and conditions of awards, (vi) determining the vesting schedules of awards, subject to a minimum vesting period of 12 months (except for awards relating to an unrestricted pool of five percent (5%) of the authorized shares of our Class A common stock), and establishing performance criteria for awards and determining whether, and to what extent, the performance criteria have been attained, (vii) determining the methods by which and to what extent awards may be settled, exercised, canceled, forfeited or suspended and determining whether awards may be exercised or settled in cash, shares, other securities or other awards, (viii) determining whether, to what extent, and under what circumstances cash, shares, other securities, other awards or other property would be deferred, (ix) interpreting or reconciling any inconsistency in and

64	Evolent Health, Inc. Proxy Statement 2026

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

correct any default in the Amended 2015 Plan, (x) establishing, amending, suspending or waiving rules and regulations and appointing agents as it deems appropriate for proper administration of the Amended 2015 Plan, (xi) accelerating the vesting or exercisability of, payment for, or lapse of restrictions on, awards and (xii) amending an outstanding award or granting a replacement award if it determines the tax consequences of the award differ from the consequences expected to occur or changes to tax law or regulations permit awards to be granted that have more favorable tax consequences than initially anticipated.

Eligibility. Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or any of our affiliates (including Evolent Health LLC) would be eligible to participate in the Amended 2015 Plan. Currently, approximately 4,015, or all, employees and 9 non-employee directors are eligible to participate in the 2015 Plan.

Types of awards. The Amended 2015 Plan would provide for the grant of options intended to qualify as incentive stock options under Section 422 of the Code (“ISOs”), nonqualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock awards, RSUs, PSUs, cash incentive awards, deferred share units and other stock-based awards.

Shares available for awards. Subject to adjustment as described below, the aggregate number of shares of Class A common stock that would be available to be delivered pursuant to awards granted under the Amended 2015 Plan would be 35,861,000 shares (including in respect of awards previously granted under the 2015 Plan prior to the date of the Annual Meeting); however, with only approximately 9,879,689 shares of our Class A common stock being currently available for future grants under the Amended 2015 Plan, if the Amended 2015 Plan is approved by our stockholders. Each share with respect to any share-based award would reduce the aggregate number of shares available by one share. If an award is forfeited, or otherwise expires, terminates or is canceled without delivery of shares, or is settled other than wholly by delivery of shares (including by cash settlement), the shares covered by the award that were not issued would again be available for issuance under the Amended 2015 Plan. Shares tendered or withheld in payment of an exercise price or for withholding taxes of an award (including awards previously granted under the 2015 Plan) would not again be available for issuance under the Amended 2015 Plan. In addition, if SARs were settled in shares upon exercise, the total number of shares subject to the award rather than the number of shares actually issued upon exercise would be counted against the number of shares available for issuance under the Amended 2015 Plan.

In addition, the Amended 2015 Plan would include the following limitations:

•

No participant (other than a non-employee director) may be granted awards in excess of 5,000,000 shares in the aggregate or cash and other property in excess of $5,000,000, in each case, in any fiscal year;

•

Each non-employee director may not be granted awards in the aggregate for more than 500,000 shares in the aggregate or cash and other property in excess of $500,000, in each case, in any fiscal year; and

•	The maximum number of shares that would be available for granting ISOs is 35,861,000 shares.

Changes in capitalization. In the event of any extraordinary dividend or distribution (whether in cash, shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off affecting shares of our Class A common stock, the Compensation Committee would equitably adjust any or all of (i) the number and class of shares that thereafter may be made the subject of awards under the plan (including the share limit, the ISO limit, and the annual individual share limit) and (ii) the terms of any outstanding award, including the exercise price and the number or kind of shares or other securities of the Company or other property subject to outstanding awards.

In the event the Compensation Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase shares or other securities of the Company, or other similar corporate transaction or event affects the shares, including a Change of Control (as defined below), the Compensation Committee, in its discretion, would be permitted to (i) make the equitable adjustments described above, (ii) make a cash payment to award holders in exchange for the cancellation of the award

Evolent Health, Inc. Proxy Statement 2026	65

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

(including, in the case of options and SARs. the excess of the fair market value (as defined in the Amended 2015 Plan) over the exercise price) and (iii) cancel and terminate without payment any option or SAR having a per-share exercise price greater than or equal to the fair market value of the shares subject to the award, in each case, as it deems appropriate or desirable.

Substitute awards. The Compensation Committee would be permitted to grant awards under the Amended 2015 Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of our affiliates or a company that we acquired or with which we combined. Any shares issued by the Company through the assumption of or substitution for outstanding awards granted by a company that we acquired would not reduce the aggregate number of shares of our Class A common stock available for awards under the Amended 2015 Plan, except that awards issued in substitution for ISOs would reduce the number of shares of our Class A common stock available for ISOs under the Amended 2015 Plan.

Stock options. The Compensation Committee would be permitted to grant both ISOs and NSOs under the Amended 2015 Plan. The exercise price of a stock option would not be permitted to be less than 100% of the fair market value of a share of our Class A common stock on the grant date. If the option were granted to a ten percent stockholder, the exercise price would not be permitted to be less than 110% of the fair market value on the grant date. Each option would become vested or exercisable under such terms as the Compensation Committee provides in its discretion, specified in the applicable award agreement or thereafter, subject to the minimum 12-month vesting period. Unless otherwise set forth in the applicable award agreement, each option would expire upon the earlier of (i) the tenth anniversary (or the fifth anniversary, in the case of an ISO granted to a ten percent stockholder) of the date the option is granted and (ii) three months after the date the participant who is holding the option ceases to be a director, officer, employee or consultant for us or one of our affiliates. The exercise price would be permitted to be paid in cash, or in the Compensation Committee’s sole discretion, shares of common stock, by having the Company withhold shares from shares of common stock otherwise issuable, or through any other method approved by the Compensation Committee.

Stock appreciation rights. The Compensation Committee would be permitted to grant SARs under the Amended 2015 Plan. The exercise price of a SAR would not be permitted to be less than 100% of the fair market value of a share of our Class A common stock on the grant date. Each SAR would become vested or exercisable under such terms as the Compensation Committee provides in its discretion, specified in the applicable award agreement or thereafter, subject to the minimum 12-month vesting period. Upon exercise of a SAR, the holder would receive cash or shares of our Class A common stock, as determined by the Compensation Committee, equal in value to the excess, if any, of the fair market value of a share of our Class A common stock on the date of exercise of the SAR over the exercise price of the SAR. Unless otherwise set forth in the applicable award agreement, each SAR would expire on the earlier of (i) the tenth anniversary of the date the SAR is granted and (ii) three months after the date on which the participant who is holding the SAR ceases to be a director, officer, employee or consultant for us or one of our affiliates.

Restricted stock and restricted stock units. The Compensation Committee would be permitted to grant restricted stock and RSUs under the Amended 2015 Plan. Restricted stock is an award of shares of our Class A common stock that is subject to restrictions on transfer and a substantial risk of forfeiture. The terms and conditions of any restricted stock award would be determined by the Compensation Committee and set forth in the applicable award agreement. An RSU would be granted with respect to one share of our Class A common stock or would have a value equal to the fair market value of one such share. RSUs would be permitted to be paid in cash, shares of common stock, other securities, other awards or other property, as determined in the sole discretion of the Compensation Committee, or as set forth in the applicable award agreement. Each award of restricted stock or RSUs would become vested under such terms as the Compensation Committee provides in its discretion, specified in the applicable award agreement or thereafter, subject to the minimum 12-month vesting period. Except as provided in the applicable award agreement, the participant would be entitled to the rights of a stockholder (including the right to vote) in respect of an award of restricted stock.

Performance-based awards. The Compensation Committee may grant awards the vesting and/or settlement of which is contingent upon the satisfaction of one or more performance goals. The performance criteria upon which the goals may be based would include, but would not be limited to, the

66	Evolent Health, Inc. Proxy Statement 2026

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

following: net sales; revenue; revenue or product growth; operating income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects; recruiting and maintaining personnel; objective measures of productivity or operating efficiency; product pricing targets; combined ratio; operating ratio; leverage ratio; credit rating; borrowing levels; level or amount of acquisitions; enterprise value; book, economic book or intrinsic book value (including book value per share) and customer satisfaction survey results. These performance criteria would be permitted to be applied on an absolute basis or relative to one or more peer companies or indices or any combination thereof or, if applicable, computed on an accrual or cash accounting basis. The performance goals and periods would vary from participant to participant and from time to time.

Performance stock units. The Compensation Committee would be permitted to grant PSUs under the Amended 2015 Plan. Each PSU would have an initial value that would be established by the Compensation Committee at the time of grant. The terms and conditions of any PSU would be determined by the Compensation Committee, subject to the terms of the Amended 2015 Plan, and set forth in the applicable award agreement. The Compensation Committee would be permitted to pay earned PSU in the form of cash or in shares of our common stock (or in a combination thereof) that had an aggregate fair market value (as defined in the Amended 2015 Plan) equal to the value of the earned performance units at the close of the applicable performance period.

Cash incentive awards. The Compensation Committee would be permitted to grant cash incentive awards under the Amended 2015 Plan. Cash incentive awards would be paid in cash and calculated without reference to the fair market value of a share of our Class A common stock. Each cash incentive award would have an initial value that is established by the Compensation Committee at the time of grant. The Compensation Committee would be permitted to set performance goals or other payment conditions in its discretion, which would determine the amount and/or value of the cash incentive award that would be paid to the participant.

Other stock-based awards. The Compensation Committee would be permitted to grant other equity or equity-based awards, including deferred share awards (an unfunded and unsecured promise to deliver shares of our common stock or cash in accordance with the applicable award agreement), fully-vested shares or otherwise.

Dividends and dividend equivalent rights. The Compensation Committee would be permitted to provide for the payment of dividends or dividend equivalents on awards (other than stock options or SARs or cash incentive awards) payable in cash, shares of common stock, other securities, other awards or other property (as set forth in the applicable award agreement), including by (i) withholding of such amounts by the Company subject to vesting of the award or (ii) reinvestment in additional shares of common stock, shares of restricted stock or other awards. A participant would only be eligible to receive dividends or dividend equivalents in respect of any such award to the extent the award becomes vested (and will be forfeited if the award is forfeited).

Change of control. In the event of a Change of Control (as defined below), unless otherwise provided pursuant to an award agreement, all awards granted under the Amended 2015 Plan that were outstanding and unvested immediately prior to the Change of Control would remain outstanding and unvested, provided that, if within 12 months following a Change of Control, a participant’s employment or services with the Company and our affiliates were terminated without Cause (as defined below), the following would automatically occur as of the date of such termination: (a) acceleration of vesting or exercisability of options and SARs, (b) acceleration of vesting of performance-based awards (including cash-incentive awards and performance units) and pro rata payout at target levels and (c) acceleration of vesting and exercisability and the lapse of restrictions on all other outstanding awards.

Evolent Health, Inc. Proxy Statement 2026	67

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

Unless otherwise provided pursuant to an award agreement for purposes of the Amended 2015 Plan, a Change of Control would be defined to mean any of the following events, generally:

•

during any period of 24 consecutive months, a change in the composition of a majority of the Board, as constituted on the first day of such period, that was not supported by a majority of the incumbent Board or made pursuant to the stockholders agreement with UPMC;

•

consummation of certain mergers or consolidations of the Company or a sale or other disposition of all or substantially all of the Company’s assets to an unaffiliated entity, following which the Company’s stockholders hold 50% or less of the combined voting power of the surviving entity;

•	stockholder approval of a complete liquidation or dissolution of the Company; or

•

acquisition by any individual, entity or group of beneficial ownership of more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors.

Although award agreements would be permitted to provide for a different definition of Change of Control than would be provided for in the Amended 2015 Plan, except in the case of a transaction described in the third bullet above, any definition of Change of Control set forth in any award agreement would be required to provide that a change of control would not occur until consummation or effectiveness of a Change of Control of the Company, rather than upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a Change of Control of the Company.

Unless otherwise provided pursuant to an award agreement or an individual employment or services agreement for purposes of the Amended 2015 Plan, Cause would be defined to mean, generally, a participant’s:

•	failure to perform his or her material duties to the Company

•	misappropriation of a material business opportunity of the Company or of any Company funds or property;

•	conviction of, indictment for, or entering a guilty plea or a plea of no contest to a felony or any other crime involving dishonesty or theft of property;

•	commission of an act of sexual harassment in violation of applicable law;

•

use of illegal drugs or abuse of controlled substances or alcohol, which in the case of alcohol use, interferes with the participant’s job responsibilities or reflects negatively upon the integrity or reputation of the Company; or

•	breach of the terms of any employment agreement, restrictive covenant agreement or other material agreement with the Company.

For purposes of the definition of Cause, references to the Company would include any of our subsidiaries or affiliates.

Amendment and termination. Our Board would be permitted to amend, suspend or terminate the Amended 2015 Plan, subject to approval of our stockholders if required by the applicable stock exchange listing rules or by applicable law. No such amendment, suspension or termination of the Amended 2015 Plan would be permitted to materially and adversely impair the rights of a holder of an outstanding award without the holder’s consent. No amendment would be permitted to reduce the exercise price of an option or SAR, reprice the option or SAR under GAAP or repurchase or cancel an option or SAR at a time when its exercise price was greater than the fair market value of the underlying shares, without the prior approval of stockholders.

Term. The 2015 Plan became effective as of May 1, 2015, the date of its adoption by our Board and was amended on April 18, 2018. The Amended 2015 Plan was adopted by the Board on April 20, 2026, subject to approval by our stockholders. No award would be permitted to be granted under the Amended 2015 Plan after the tenth anniversary of the date the 2015 Plan was adopted by our Board. Previously granted awards would remain outstanding beyond the termination date of the Amended 2015 Plan.

68	Evolent Health, Inc. Proxy Statement 2026

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

Certain U.S. Federal Tax Aspects of the Amended 2015 Plan

The following summary describes the U.S. federal income tax treatment associated with awards under the Amended 2015 Plan. The summary is based on the law as in effect on the date hereof. The rules concerning the federal income tax consequences of stock awards, including options, are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide only a general understanding of the federal income tax consequences. Moreover, it does not discuss state or local tax consequences or non-U.S. tax consequences that may apply.

Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option results in taxable income to the optionee for regular federal income tax purposes. However, an amount equal to (i) the per share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the incentive stock option is being exercised will count as “alternative minimum taxable income” which, depending on the particular facts, could result in liability for the “alternative minimum tax” or AMT. If the optionee does not dispose of the shares issued pursuant to the exercise of an incentive stock option until on or after the later of the two-year anniversary of the date of grant of the incentive stock option and the one-year anniversary of the date of the acquisition of those shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss will be treated for tax purposes as a long-term capital gain or loss and (b) the Company will not be permitted to take a deduction with respect to that incentive stock option for federal income tax purposes.

If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally the optionee will realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the incentive stock option over the amount paid for the shares or (ii) the excess of the amount realized on the disposition of the shares over the participant’s aggregate tax basis in the shares (generally, the exercise price). A deduction will be available to the Company equal to the amount of ordinary income recognized by the optionee. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A disqualifying disposition occurring in the same calendar year as the year of exercise will eliminate the alternative minimum tax effect of the incentive stock option exercise.

Special rules may apply where all or a portion of the exercise price of an incentive stock option is paid by tendering shares, or if the shares acquired upon exercise of an incentive stock option are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an incentive stock option and the disposition of shares acquired upon exercise of an incentive stock option assumes that the incentive stock option is exercised during employment or within three months following termination of employment. The exercise of an incentive stock option more than three months following termination of employment will result in the tax consequences described below for nonqualified stock options, except that special rules apply in the case of disability or death. An individual’s stock options otherwise qualifying as incentive stock options will be treated for tax purposes as nonqualified stock options (not as incentive stock options) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

Nonqualified Stock Options. A nonqualified stock option (that is, a stock option that does not qualify as an incentive stock option) results in no taxable income to the optionee or deduction to the Company at the time it is granted. An optionee exercising a nonqualified stock option will, at that time, realize taxable ordinary compensation income equal to (i) the per share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the option is being exercised. If the nonqualified stock option was granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. A corresponding deduction will be available to the Company. The foregoing summary assumes that the shares acquired upon exercise of a nonqualified stock option are not subject to a substantial risk of forfeiture.

SARs. A SAR results in no taxable income to the participant or deduction to the Company at the time it is granted. A participant who exercises a SAR will recognize taxable ordinary compensation income upon

Evolent Health, Inc. Proxy Statement 2026	69

Proposal 4: Amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan

the exercise of a SAR equal to the amount of any cash received and the fair market value of any shares received as a result of the exercise. If the SAR was granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. A corresponding deduction will be available to the Company.

Restricted Stock. A participant who receives an award of restricted stock does not generally recognize taxable income at the time of grant. Instead, the participant recognizes ordinary income in the first taxable year in which the participant’s interest in the shares becomes either: (i) freely transferable or (ii) no longer subject to a substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the amount, if any, paid for the shares. If the restricted stock was granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. Subsequently realized changes in the value of the shares will be eligible for capital gains treatment. However, a participant may make an election under Code Section 83(b) to recognize income at the time of grant of the restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of grant. If an election under Code Section 83(b) is made, there will generally be no tax consequences to the participant upon the lapse of the substantial risk of forfeiture, and all subsequent appreciation in the shares generally will be eligible for capital gains treatment. In the event of a forfeiture of the restricted stock after an election under Code Section 83(b) is made, no deduction or loss will be available, other than with respect to amounts actually paid for the shares. The Company is entitled to receive a deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which the shares become freely transferable or no longer subject to substantial risk of forfeiture (or in the taxable year of grant if the participant filed a timely election an election under Code Section 83(b)).

RSUs, PSUs, Cash Incentive Awards, and Other Stock-Based Awards. RSUs, performance units, cash incentive awards and other stock-based awards, including deferred share units and leveraged share units (collectively, “Other Equity Awards”) result in no taxable income to the participant or deduction to the Company at the time the award is granted. A participant who receives Other Equity Awards will recognize ordinary income equal to the amount of any cash received and the fair market value of any shares received on settlement. If Other Equity Awards are granted in connection with employment, this taxable income will also constitute “wages” subject to withholding and employment taxes. A corresponding deduction will be available to the Company. If an Other Equity Award is settled in whole or in part in shares, subsequently realized changes in the value of the shares will be eligible for capital gains treatment.

Section 409A. Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder of the amount equal to 20% of the deferred amount, and a possible interest charge. While certain awards under the Amended 2015 Plan could be subject to Section 409A of the Code, the Amended 2015 Plan and the awards granted thereunder are intended to be exempt from, or comply with, the requirements of Section 409A of the Code, where applicable.

Section 162(m) of the Code. Section 162(m) of the Code generally provides that we may not deduct compensation of more than $1,000,000 paid in any fiscal year to any “covered employee” which generally includes the CEO, CFO and the three other most highly compensated executive officers of the Company. As result, compensation (including in respect of awards granted under the Amended 2015 Plan) over $1,000,000 per year paid by the Company to any covered employee will generally be nondeductible under Section 162(m) of the Code.

New Plan Benefits under the Amended 2015 Plan

Future awards under the Amended 2015 Plan would be granted at the discretion of the Compensation Committee, and, therefore, the types, numbers, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to equity-based compensation under the 2015 Plan is presented elsewhere in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE 2015 OMNIBUS INCENTIVE COMPENSATION PLAN.

70	Evolent Health, Inc. Proxy Statement 2026

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Class A common stock as of April 9, 2026, by:

•	each person whom we know to own beneficially more than 5% of our Class A common stock;

•	each of the directors and named executive officers individually; and

•	all directors and executive officers as a group.

As of April 9, 2026, there were 114,018,274 shares of our Class A common stock outstanding. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of our Class A common stock subject to options currently exercisable or exercisable within 60 days of April 9, 2026, or shares of our Class A common stock subject to unvested RSUs that will vest within 60 days of April 9, 2026, are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for calculating the percentage of any other person. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Class A common stock. Unless otherwise indicated, the address of each beneficial owner listed is c/o Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209.

	Shares of Class A Common Stock Beneficially Owned	Percentage of Shares of Class A Common Stock Beneficially Owned

Seth Blackley (1)	654,021	*

Toyin Ajayi, MD (2)	34,074	*

Craig Barbarosh (2)	53,935	*

Russell Glass (2)(3)	42,297	*

Peter Grua (2)(4)	82,647	*

Shawn Guertin (2)	21,979	*

Richard Jelinek (2) (5)	66,437	*

Kim Keck (2)	61,501	*

Jill Smith (6)	23,137	*

Brendan Springstubb (2)	58,821	*

John Paul Johnson (7)	226,870	*

Daniel McCarthy (8)	385,183	*

Emily Rafferty (9)	106,024	*

Jonathan Weinberg (10)	167,415	*

All current directors and executive officers as a group (fourteen people)	1,689,895	1.48%

Greater than 5% Stockholders:

The Vanguard Group (11)	10,821,331	9.5%

Entities affiliated with Cadian Capital Management, LP (12)	10,794,606	9.5%

Entities affiliated with Morgan Stanley (13)	9,097,808	8.0%

BlackRock, Inc. (14)	8,423,999	7.4%

Entities affiliated with Rubicon Founders (15)	5,816,123	5.1%

*	Represents less than 1.0%

Evolent Health, Inc. Proxy Statement 2026	71

Security Ownership of Certain Beneficial Owners and Management

(1)	Includes 96,461 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 9, 2026.

(2)	Includes 21,979 restricted stock units from service on our board of directors that will vest within 60 days of April 9, 2026.

(3)	Includes 6,046 shares held in a trust for the benefit of Mr. Glass and his spouse. Mr. Glass and his spouse are co-trustees of the trust and share voting and dispositive power over the shares.

(4)	Includes 60,668 shares held by the Peter J. Grua 2004 Revocable Trust. Mr. Grua is the sole settler, trustee and beneficiary of the trust.

(5)	Includes 5,000 shares held by the Richard M. Jelinek Revocable Trust and 15,000 shares held by the Richard M. Jelinek GST Trust. Mr. Jelinek is the sole settler, trustee and beneficiary of the trusts.

(6)	Includes 23,137 restricted stock units from service on our board of directors that will vest within 60 days of April 9, 2026.

(7)	Includes 33,535 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 9, 2026.

(8)	Includes 34,257 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 9, 2026.

(9)	Includes 40,394 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 9, 2026.

(10)	Includes 12,255 shares of Class A common stock underlying options that are currently exercisable or exercisable within 60 days of April 9, 2026.

(11)

Beneficial ownership is based on Amendment No. 6 to Schedule 13G filed by The Vanguard Group reporting ownership as of December 29, 2023. The Vanguard Group disclosed shared voting power as to 202,571 shares of Class A common stock, sole dispositive power as to 10,499,222 shares of Class A common stock and shared dispositive power with respect to 322,109 shares of Class A common stock. The address of The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355. On March 26, 2026, The Vanguard Group filed a Schedule 13G/A noting that, following an internal realignment that occurred on January 12, 2026, certain subsidiaries or business divisions of subsidiaries of The Vanguard Group will report beneficial ownership separately, and The Vanguard Group will no longer have beneficial ownership of those shares.

(12)

Beneficial ownership is based on Schedule 13G filed by Cadian Capital Management, LP reporting ownership as of March 31, 2025. The shares of Class A common stock reported are beneficially owned by Cadian Capital Management LP, Cadian Capital Management GP, LLC, and Eric Bannasch (collectively, the “Cadian Entities”), which each has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 10,794,606 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 10,794,606 shares of Class A common stock. The address of the Cadian Entities is 535 Madison Avenue, 36th Floor, New York, NY 10022.

(13)

Beneficial ownership is based on Amendment No. 1 to Schedule 13G filed by Morgan Stanley reporting ownership as of December 31, 2025. The shares of Class A common stock reported are beneficially owned by Morgan Stanley and Morgan Stanley Capital Services LLC. Morgan Stanley has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 9,083,261 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 9,097,808 shares of Class A common stock. Morgan Stanley Capital Services LLC has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 7,380,233 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 7,380,233 shares of Class A common stock. The address of each of Morgan Stanley and Morgan Stanley Capital Services LLC is 1585 Broadway, New York, NY 10036.

(14)

Beneficial ownership is based on Amendment No. 5 to Schedule 13G filed by BlackRock, Inc. reporting ownership as of December 31, 2023. BlackRock, Inc. disclosed sole voting power as to 8,269,227 shares of Class A common stock and sole dispositive power as to 8,423,999 shares of Class A common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(15)

Beneficial ownership is based on Schedule 13G filed by Rubicon Fund II LP reporting ownership as of November 13, 2025. The shares of Class A common stock reported are beneficially owned by Rubicon Fund II LP, Rubicon Fund II PF LP, Rubicon OP GP II LP, Rubicon OP GP II LLC, Rubicon Founders LLC and Adam Boehler (collectively, the “Rubicon Entities”). Rubicon Fund II LP has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 5,032,468.70 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 5,032,468.70 shares of Class A common stock. Rubicon Fund II PF LP has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 783,654.30 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 783,654.30 shares of Class A common stock. Rubicon OP

72	Evolent Health, Inc. Proxy Statement 2026

Security Ownership of Certain Beneficial Owners and Management

GP II LP has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 5,816,123 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 5,816,123 shares of Class A common stock. Rubicon OP GP II LLC has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 5,816,123 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 5,816,123 shares of Class A common stock. Rubicon Founders LLC has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 5,816,123 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 5,816,123 shares of Class A common stock. Adam Boehler has the sole voting power with respect to 0 shares of Class A common stock, shared voting power with respect to 5,816,123 shares of Class A common stock, sole dispositive power with respect to 0 shares of Class A common stock, and shared dispositive power with respect to 5,816,123 shares of Class A common stock. The address of each of the Rubicon Entities is 1215 5th Ave N, Nashville, TN 37208.

Evolent Health, Inc. Proxy Statement 2026	73

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and procedures for related party transactions

Our Board has adopted a written policy for the review and approval or ratification of transactions involving related persons, which consist of directors, director nominees, executive officers, persons or entities known to the Company to be the beneficial owner of more than 5% of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons. Under authority delegated by the Board, the Audit Committee is responsible for applying the policy with the assistance of the General Counsel or his or her designee (if any). Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which: (i) the aggregate amount involved will or may be expected to exceed $120,000 since the beginning of the previous fiscal year; (ii) the Company is, will or may be expected to be a participant; and (iii) any related person has or will have a direct or indirect material interest.

The Audit Committee may take into account such factors it deems appropriate in its determination to approve a transaction, which may include:

•	The extent of the related person’s interest in the transaction;

•	Whether the transaction would interfere with the objectivity and independence of any related person’s judgment or conduct in fulfilling his or her duties and responsibilities to the Company;

•	Whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances;

•	Whether the transaction is in the best interests of the Company and its stockholders;

•	Whether the transaction is consistent with any conflict of interest policy set forth in the Company’s Standards of Business Conduct and other policies; and

•

Whether in connection with any transaction involving a non-employee director or nominee for director, such transaction would compromise such director’s status as: (i) an independent director under the NYSE listing standards or our corporate governance policy; (ii) an “outside director” under Code Section 162(m) or a “non-employee director” under Rule 16b-3 under the Exchange Act, if such director serves on the Compensation Committee; or (iii) an independent director under Rule 10A-3 of the Exchange Act and the NYSE listing standards, if such director serves on the Audit Committee.

The Audit Committee may impose such conditions or guidelines as it determines appropriate with respect to any related person transaction it approves, including, but not limited to:

•	Conditions relating to ongoing reporting to the Audit Committee and other internal reporting;

•	Limitations on the dollar amount of the transaction;

•	Limitations on the duration of the transaction or the Audit Committee’s approval of the transaction; and

•	Other conditions for the protection of the Company and to avoid conferring an improper benefit or creating the appearance of a conflict of interest.

There were no related party transactions since the beginning of fiscal 2025 requiring disclosure in this proxy statement.

Indemnification of directors and officers

Our third amended and restated by-laws provide that we will indemnify and advance expenses to our directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware (the “DGCL”). In addition, our second amended and restated certificate of incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty, except as otherwise prohibited under the DGCL.

We have entered into customary indemnification agreements with each of our directors and officers. The indemnification agreements provide the executive officers and directors with contractual rights to indemnification and expense reimbursement, to the fullest extent permitted under the DGCL. Our indemnification agreements also require us to advance expenses to our directors and officers as incurred in connection with legal proceedings against them for which they may be indemnified and that the rights conferred in the indemnification agreements are not exclusive.

74	Evolent Health, Inc. Proxy Statement 2026

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to vote at the Annual Meeting?

Holders of record of our Class A common stock at the close of business on April 9, 2026, the record date for the Annual Meeting, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting. If you are a holder of record of our Class A common stock as of the record date, you may vote the shares that you held on the record date even if you sell such shares after the record date. Each outstanding share as of the record date entitles its holder to cast one vote for each matter to be voted upon and, with respect to the election of directors, one vote for each director to be elected. Stockholders do not have the right to cumulate voting for the election of directors.

What is the purpose of the Annual Meeting?

At the Annual Meeting, you will be asked to vote on the following proposals:

Proposal 1:	Proposal 2:	Proposal 3:	Proposal 4:

the election of ten director nominees named in this proxy statement to serve on our Board;	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;	the approval of the compensation of our named executive officers for 2025 on an advisory basis (also referred to as the “say-on-pay” vote); and	the approval of the proposed amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan.

see Page 5	see Page 25	see Page 62	see Page 63

You also may be asked to consider and act upon any other matters that may properly be brought before the Annual Meeting and at any adjournments or postponements thereof.

What constitutes a quorum?

The presence, in person (by virtual attendance) or by proxy, of holders of a majority of the total number of outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of any business at the Annual Meeting. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum. As of April 9, 2026, the record date, there were 114,018,274 shares of our Class A common stock outstanding and entitled to vote.

Each share of Class A common stock outstanding on the record date is entitled to one vote on each matter properly submitted at the Annual Meeting and, with respect to the election of directors, one vote for each director to be elected. Abstentions and “broker non-votes” (i.e., shares represented at the meeting held by brokers, as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which, on a particular matter, the broker does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

Evolent Health, Inc. Proxy Statement 2026	75

Questions and Answers About the Annual Meeting

What vote is required to approve each proposal?

	Proposal	Stockholder Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes (1)

1	Election of Directors	Majority of votes cast	No effect	No effect

2	Ratification of the selection of Deloitte & Touche LLP as our independent public accounting firm	Majority of votes cast	No effect	There will be no broker non-votes

3	Advisory vote to approve executive compensation (2)	Majority of votes cast	No effect	No effect

4	Approval of the Amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan	Majority of votes cast	No effect	No effect

(1)

A “broker non-vote” occurs when a broker holding shares for a street name holder submits a valid proxy but does not vote on a particular proposal because the broker has not received voting instructions from the stockholder for whom it is holding shares and does not have discretionary authority to vote on the matter. Brokers will only have discretionary authority to vote on Proposal 2, the ratification of the appointment of the independent registered public accounting firm. Broker non-votes will have no effect on Proposal 1, 3 or 4 because broker non-votes are not considered a vote cast.

(2)

As an advisory vote, this proposal is not binding. However, the Board and its Compensation Committee will consider the outcome of the vote when making future compensation decisions for our executive officers.

How do I attend and vote my shares at the Virtual Annual Meeting?

To attend and vote your shares during the virtual Annual Meeting, you will need to log-in to https://edge.media-server.com/mmc/p/7c5zxrkf (password “evolent2026”) using, (i) for record holders, the control number on your proxy card or (ii) for holders who own shares in street name through brokers, the control number issued to you pursuant to the registration process described below.

If you attend the Annual Meeting, you may vote whether or not you previously have given a proxy, but your presence (without further action) at the Annual Meeting will not constitute revocation of a previously given proxy. Unless you have received a legal proxy to vote the shares, if you hold your shares through a bank, broker or other nominee, that is, in “street name,” only that bank, broker or other nominee can revoke your proxy on your behalf.

You may revoke a proxy for shares held by a bank, broker or other nominee by submitting new voting instructions to the bank, broker or other nominee or, if you have obtained a “legal proxy” from the bank, broker or other nominee giving you the right to vote the shares at the Annual Meeting, by attending the Annual Meeting and voting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to attend the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company, LLC. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company, LLC

Attn: Proxy Tabulation Department

55 Challenger Rd., Suite 200B 2nd Floor

Ridgefield Park, NJ 07660

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 28, 2026. You will receive a confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at https://edge.media-server.com/mmc/p/7c5zxrkf during the meeting. The password for the Annual

76	Evolent Health, Inc. Proxy Statement 2026

Questions and Answers About the Annual Meeting

Meeting is “evolent2026.” Follow the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check-in.

Can I change my vote after I submit my proxy card?

If you cast a vote by proxy, you may revoke it at any time before it is voted by:

•	filing a written notice revoking the proxy with our Secretary at our address;

•	properly submitting to us a proxy with a later date;

•	submitting a vote at a later time online before the closing of this voting facility at 11:59 p.m. EDT, June 3, 2026; or

•	voting at the Annual Meeting (see “How do I attend and vote my shares at the Virtual Annual Meeting” above).

Can I ask questions at the Virtual Annual Meeting?

Stockholders as of our record date who attend and participate in our virtual Annual Meeting at https://edge.media-server.com/mmc/p/7c5zxrkf (password “evolent2026”) will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. To ask a question, stockholders must have available their control number provided on their proxy card, voting instruction form or Notice. Stockholders attending the virtual Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Who will count the votes?

We have retained Equiniti Trust Company, LLC to tabulate the votes for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will publish the final results of the voting in a Current Report on Form 8-K within four business days after the Annual Meeting.

How do I vote?

Voting at the Virtual Annual Meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions at https://edge.media-server.com/mmc/p/7c5zxrkf. The password for the Annual Meeting is “evolent2026.”

Voting by Proxy. If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, access to our proxy materials via the Internet. In that case, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

•	Vote online. You can vote at www.voteproxy.com. To vote online, you must have the stockholder identification number provided in your proxy card.

•	Vote by regular mail. If you received printed materials and would like to vote by mail, then please mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided.

If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and voting instructions have been forwarded to you by that organization. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. You should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form for this purpose.

If you sign and submit your proxy card without specifying how you would like your shares voted, your shares will be voted in accordance with the Board’s recommendations specified in the next question and in accordance with the discretion of the person named on the proxy card with respect to any other matters that may be voted upon at the Annual Meeting or at any adjournment or postponement of the Annual Meeting.

Evolent Health, Inc. Proxy Statement 2026	77

Questions and Answers About the Annual Meeting

Even if you plan to attend the Annual Meeting, we recommend that you submit a proxy to vote your shares in advance so that your vote will be counted if you later are unable to attend the Annual Meeting.

How does the Board recommend that I vote on each of the proposals?

The Board recommends that you vote:

•	FOR Proposal 1: the election of ten director nominees named in this proxy statement to serve on our Board;

•	FOR Proposal 2: the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

•	FOR Proposal 3: the approval of the compensation of our named executive officers for 2025 on an advisory basis (also referred to as the “say-on-pay” vote); and

•	FOR Proposal 4: the approval of the proposed amendment to the Amended and Restated 2015 Omnibus Incentive Compensation Plan.

What other information should I review before voting?

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including our consolidated financial statements for the fiscal year ended December 31, 2025, is being made available to you along with this proxy statement. You may obtain, free of charge, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which contains additional information about the Company, on our website at www.evolent.com or by directing your request in writing to Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209, Attention: Investor Relations. Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, however, is not part of the proxy solicitation materials, and the information found on, or accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

Why didn’t I automatically receive a paper copy of the proxy statement, proxy card and annual report?

Pursuant to rules adopted by the SEC, we have elected to provide our stockholders access to our proxy materials via the Internet.

How can I receive electronic access to the proxy materials?

You may access our proxy materials over the Internet at https://ir.evolent.com/Annual-Reports-and-Proxy-Statements. The materials sent to you include instructions on how to request a printed set of the proxy materials by mail or an electronic set of materials by email. In addition, stockholders may request to receive future proxy materials in printed form, by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of the Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive future proxy materials by email will remain in effect until you terminate it.

No person is authorized on our behalf to give any information or to make any representations with respect to the proposals other than the information and the representations contained in this proxy statement, and, if given or made, such information and/or representations must not be relied upon as having been authorized.

78	Evolent Health, Inc. Proxy Statement 2026

OTHER MATTERS

Solicitation of Proxies

We will pay the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, our directors, officers and employees may solicit proxies personally, by telephone, via the Internet or by mail without additional compensation for such activities. We also will request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send a proxy statement to and obtain proxies from such beneficial owners. We will reimburse such holders for their reasonable expenses. In addition, we have retained Innisfree M&A Incorporated to assist in the solicitation of proxies for a fee of $25,000 plus associated costs and expenses.

Stockholder Proposals

Proposals for Inclusion in our Proxy Materials

If any stockholder, in accordance with SEC Rule 14a-8, wishes to submit a proposal for inclusion in our proxy statement for our 2027 annual meeting of stockholders, the proposal must be received by our Secretary on or before the close of business on December 25, 2026. The proposal should be mailed by certified mail return receipt requested to our Secretary at Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209.

Nominations for Inclusion in our Proxy Materials (Proxy Access)

Under our proxy access by-law, a stockholder (or a group of up to 20 stockholders) owning three percent or more of our Class A common stock continuously for at least three years may nominate and include in our proxy statement candidates for the greater of two or 20% of our Board. Nominations must comply with the requirements and conditions of our proxy access by-law and applicable law, including delivering proper notice to us not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting, which means not earlier than January 5, 2027 nor later than February 4, 2027. If the date of the 2027 annual meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the preceding annual meeting, notice must be received not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Other Proposals and Nominations

Any stockholder who wishes to make a nomination or introduce an item of business, other than as described above, must comply with the procedures set forth in our by-laws and under applicable law, including delivering proper notice to us not less than 120 days nor more than 150 days prior to the first anniversary of the preceding year’s annual meeting, which means not earlier than January 5, 2027 nor later than February 4, 2027. If the date of the 2027 annual meeting is advanced by more than 30 days, or delayed by more than 30 days, from the anniversary date of the preceding annual meeting, notice must be received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made. In order for stockholders to give timely notice for nominations for directors for inclusion on a universal proxy card in connection with the 2027 annual meeting, notice must be submitted by the same deadline as specified under the advance notice provisions of our bylaws, and the stockholder must otherwise comply with Rule 14a-19(b) of the Exchange Act.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement, notice of internet availability and annual report to multiple stockholders sharing

Evolent Health, Inc. Proxy Statement 2026	79

Other Matters

an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials in the future, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker, or notify us by writing to our Secretary at Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209, or via phone at 1-844-246-2928. If you share an address with another stockholder and have received only one set of this year’s proxy materials and you wish to receive a separate copy, please notify us by writing to our Secretary at Evolent Health, Inc., 1812 N. Moore Street, Suite 1705, Arlington, VA 22209, or via phone at 1-844-246-2928 and we will deliver a separate copy to you promptly.

Other Matters

The Board does not know of any matters other than those described in this proxy statement that will be presented for action at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

By Order of our Board of Directors,

Jonathan D. Weinberg

General Counsel and Secretary

Arlington, VA

April 24, 2026

80	Evolent Health, Inc. Proxy Statement 2026

APPENDIX A

USE OF NON-GAAP FINANCIAL METRICS

Adjusted EBITDA

Management uses Adjusted EBITDA as a supplemental performance measure because the removal of acquisition-related costs, severance or non-cash items (e.g. depreciation, amortization and stock-based compensation expenses) allows us to focus on operational performance. We believe that this measure is also useful to investors because it allows further insight into the period over period operational performance in a manner that is comparable to other organizations in our industry and in the market in general.

Adjusted EBITDA is defined as net loss attributable to common shareholders of Evolent Health, Inc. before interest income, interest expense, benefit from (provision for) income taxes, depreciation and amortization expenses, change in the tax receivable agreement liability, extinguishment of Series A Preferred Stock and other refinancing fees, loss on extinguishment/repayment of debt, net, loss on option exercise, goodwill impairment, gain (loss) from equity method investees, change in fair value of contingent consideration and indemnification asset, other income (expense), net, gain (loss) on disposal of non-strategic assets, right-of-use assets impairment, loss on lease termination, repositioning costs, stock-based compensation expense, severance costs, amortization of contract cost assets, strategy and shareholder advisory services, dividends and accretion of Series A Preferred Stock including excise tax, transaction-related costs and loss from discontinued operations. The following table presents our reconciliation of Adjusted EBITDA to net loss attributable to common shareholders of Evolent Health, Inc. (unaudited, in thousands):

	For the Year Ended December 31, 2025

	2021	2022	2023	2024	2025
Net loss attributable to common shareholders of Evolent Health, Inc.	$(37,601)	$(19,164)	$(142,260)	$(93,454)	$(579,401)

Less:
Interest income	407	1,369	5,256	5,544	4,190
Interest expense	(25,425)	(15,572)	(54,205)	(24,722)	(57,471)
Benefit from income taxes	(483)	43,376	89,365	1,413	126
Depreciation and amortization expenses	(60,037)	(67,195)	(123,415)	(118,370)	(115,851)
Change in tax receivable agreement	—	(45,950)	(61,982)	(173)	(804)
Extinguishment of Series A Preferred Stock and other refinancing fees	—	—	—	—	(15,000)
Loss on extinguishment/repayment of debt, net	(21,343)	(10,192)	(21,010)	—	(3,483)
Loss on option exercise	—	—	—	—	(52,544)
Gain on transfer of membership	45,938	—	—	—	—
Goodwill impairment	—	—	—	—	(398,000)
Gain (loss) from equity method investees	13,179	4,569	1,290	(3,441)	365
Change in fair value of contingent consideration and indemnification asset	(13,281)	23,522	(17,984)	(4,908)	(6,495)
Other income (expense), net	(146)	57	(543)	241	249
Gain (loss) on disposal of non-strategic assets	—	—	(8,107)	—	14,867
Right-of-use assets impairment	—	—	(24,065)	(2,588)	—

Evolent Health, Inc. Proxy Statement 2026	A-1

Appendix A

	For the Year Ended December 31, 2025

	2021	2022	2023	2024	2025
Loss on lease termination	$—	$—	$—	$(18,922)	$(676)
Repositioning costs	(7,318)	—	(35,236)	(10,600)	—
Stock-based compensation expense	(16,711)	(33,981)	(40,501)	(39,746)	(39,739)
Severance costs	(198)	(13,265)	(1,505)	(2,877)	(10,147)
Amortization of contract cost assets	(476)	(99)	—	—	—
Strategy and shareholder advisory expenses	(6,513)	—	—	—	—
Dividends and accretion of Series A Preferred Stock including excise tax	—	—	(29,220)	(31,831)	(44,891)
Transaction-related costs	(4,194)	(11,671)	(15,076)	(2,934)	(5,252)
Loss from discontinued operations (1)	(7,317)	(463)	—	—	—

Adjusted EBITDA	$66,317	$106,331	$194,678	$160,460	$151,155

(1)	Includes $6.8 million and $0.5 million loss on disposal of discontinued operations for the years ended December 31, 2021 and 2022, respectively.

Average Unique Members

Average Unique Members are calculated by summing members covered by our Performance Suite, Specialty Technology and Services Suite and Administrative Services. In cases where partners cross between multiple solutions, we only capture members from the solution with the maximum number of members.

A-2	Evolent Health, Inc. Proxy Statement 2026

APPENDIX B

AMENDMENT TO THE AMENDED AND RESTATED 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

This Amendment (this “Amendment”) to the Evolent Health, Inc. (the “Company”) Amended and Restated 2015 Omnibus Incentive Compensation Plan (the “2015 Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) on May 1, 2015 and was subsequently amended on April 18, 2018, April 15, 2021, April 20, 2023 and April 16, 2025, and shall become effective upon approval of the Amendment by the stockholders of the Company. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the 2015 Plan.

WHEREAS, the Company maintains the 2015 Plan for the benefit of its directors, employees, officers and consultants;

WHEREAS, pursuant to Section 7 of the 2015 Plan, the Board is authorized to amend the 2015 Plan, provided that any such amendment that increases the Plan Share Limit or the Plan ISO Limit may only be effective upon the approval of the stockholders of the Company; and

WHEREAS, the Board has determined that it is in the best interests of the Company to amend the 2015 Plan to (i) increase the Plan Share Limit to 35,861,000 Shares and (ii) increase the Plan ISO Limit to 35,861,000 Shares.

NOW, THEREFORE, BE IT RESOLVED, effective upon approval by the stockholders of the Company at the 2026 annual meeting of stockholders, the 2015 Plan shall be amended as follows:

1.  Section 4(a)(i) of the 2015 Plan shall be deleted in its entirety and replaced with the following:

“(i) Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan, shall be equal to 35,861,000 (the “Plan Share Limit”).”

2.  The last sentence of Section 4(a)(ii) of the 2015 Plan shall be deleted in its entirety and replaced with the following:

“Subject to adjustment as provided in Section 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Incentive Stock Options granted under the Plan, shall be equal to 35,861,000 (the “Plan ISO Limit”).”

3.  In all other respects, the 2015 Plan shall remain unchanged except as set forth in this Amendment.

[Signature Page Immediately Follows]

IN WITNESS WHEREOF, the Company has executed the Amendment as of the date first written above.

Evolent Health, Inc., by

Name:
Title:

Evolent Health, Inc. Proxy Statement 2026	B-1

ANNUAL MEETING OF STOCKHOLDERS OF EVOLENT HEALTH, INC. June 4, 2026 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at ir.evolent.com/Annual-Reports-and-Proxy-Statements Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee, custodian or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” ALL NOMINEES IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. 1. Election of Directors: a) Toyin Ajayi, MD b) Craig Barbarosh c) Seth Blackley d) Russell Glass e) Peter Grua f) Shawn Guertin g) Richard Jelinek h) Kim Keck i) Jill Smith j) Brendan Springstubb 2. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Proposal to approve the compensation of our named executive officers for 2025 on an advisory basis. 4. Proposal to approve an amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan. 00033333333333330000 0 060426 This section must be completed for your vote to be counted. Date and Sign Below. FOR AGAINST ABSTAIN

14475 EVOLENT HEALTH, INC. Proxy for Annual Meeting of Stockholders on June 4, 2026 Solicited on Behalf of the Board of Directors The undersigned hereby appoints Jonathan D. Weinberg and Mario Ramos, each or either of them, as proxies, with full power of substitution, with the powers the undersigned would possess if personally present, to vote, as designated on the reverse side of this form and, in his discretion, to vote upon such other business as may properly come before such meeting, all shares of Common Stock of the undersigned in Evolent Health, Inc. (the “Company”) at the Annual Meeting of Stockholders of the Company to be held on June 4, 2026, at 10:00 a.m. Eastern Time, via the internet at edge.media-server.com/mmc/p/7c5zxrkf (password: evolent2026), and at any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. (Continued and to be signed on the reverse side) 1.1

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the internet. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” ALL NOMINEES IN THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 00033333333333330000 0 060426 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement, proxy card and annual report are available at ir.evolent.com/Annual-Reports-and-Proxy-Statements ANNUAL MEETING OF STOCKHOLDERS OF EVOLENT HEALTH, INC. June 4, 2026, at 10:00 a.m. Eastern Time INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 p.m. Eastern Time, June 3, 2026. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet please visit edge.media-server.com/mmc/p/7c5zxrkf (password: evolent2026) and be sure to have available the control number. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. x This section must be completed for your vote to be counted. Date and Sign Below. CONTROL NUMBER 1. Election of Directors: a) Toyin Ajayi, MD b) Craig Barbarosh c) Seth Blackley d) Russell Glass e) Peter Grua f) Shawn Guertin g) Richard Jelinek h) Kim Keck i) Jill Smith j) Brendan Springstubb 2. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Proposal to approve the compensation of our named executive officers for 2025 on an advisory basis. 4. Proposal to approve an amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan. FOR AGAINST ABSTAIN

1. Election of Directors: a) Toyin Ajayi, MD b) Craig Barbarosh c) Seth Blackley d) Russell Glass e) Peter Grua f) Shawn Guertin g) Richard Jelinek h) Kim Keck i) Jill Smith j) Brendan Springstubb 2. Proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. 3. Proposal to approve the compensation of our named executive officers for 2025 on an advisory basis. 4. Proposal to approve an amendment to the Amended and Restated Evolent Health, Inc. 2015 Omnibus Incentive Compensation Plan. The Board of Directors unanimously recommends you vote “FOR” all nominees in the Election of Directors and “FOR” Proposals 2, 3 and 4. This communication presents only an overview of the more complete proxy materials that are available to you on the internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before May 21, 2026. Please visit ir.evolent.com/Annual-Reports-and-Proxy-Statements, where the following materials are available for view: Notice of Annual Meeting of Stockholders Proxy Statement Form of Electronic Proxy Card Annual Report TO REQUEST MATERIAL: TELEPHONE: 1-888-Proxy-NA (1-888-776-9962) or +1-201-299-6210 worldwide E-MAIL: help@equiniti.com WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials TO VOTE: ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. Eastern Time the day before the meeting. VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the internet this year. To attend the meeting via the internet please visit edge.media-server.com/mmc/p/7c5zxrkf (password: evolent2026) and be sure to have available the control number. MAIL: You may request a card by following the instructions above. COMPANY NUMBER ACCOUNT NUMBER CONTROL NUMBER JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please note that you cannot use this notice to vote by mail. Important Notice of Availability of Proxy Materials for the Annual Meeting of Stockholders of EVOLENT HEALTH, INC. To Be Held On: June 4, 2026, at 10:00 a.m. Eastern Time at edge.media-server.com/mmc/p/7c5zxrkf (password: evolent2026)